Exhibit 10.56

THIRD ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

This Third Addendum (the “Addendum”) is entered into as of August 1, 2007, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“Manager”) and 21ST CENTURY ONCOLOGY OF CALIFORNIA A MEDICAL CORPORATION, a California medical corporation (“Medical Group”). This Addendum amends Sections l.(a) of the Management Services Agreement dated May 1, 2006, as set forth below.

From and after the date here of,

(i)   Section 1.(a) shall be amended to read as follows:

“(a)     Management. The Manager will be responsible for general management and administration operations of the Office locations, excluding the provision of medical services, set forth on Exhibit B hereto. The Manager shall not engage in the practice of medicine.”

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David N. T. Watson
David N. T. Watson
Vice President

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

EXHIBIT B

THIRD ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

Office Locations and Manager Compensation

Office Location	Manager Compensation as a % of Net Collected Dollars
Palm Desert	77%
77840 Flora Road
Palm Desert, CA 92211

Santa Monica	77%
2428 Santa Monica Boulevard
Suite 103
Santa Monica, CA 90404

Beverly Hills Radiation Oncology	77%
150 N. Robertson Blvd.
Suite 160
Beverly Hills, CA 90221

Vidya S. Bobba, M.D., Inc.	77%
963 Butte Street
Redding, CA 96001

SECOND ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

This Second Addendum (the “Addendum”) is entered into as of November 1, 2006, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“Manager”) and 21ST CENTURY ONCOLOGY OF CALIFORNIA A MEDICAL CORPORATION, a California medical corporation (“Medical Group”). This Addendum amends Sections l.(a) of the Management Services Agreement dated May 1, 2006, as set forth below.

From and after the date here of,

(i)   Section 1.(a) shall be amended to read as follows:

“(a)     Management. The Manager will be responsible for general management and administration operations of the Office locations, excluding the provision of medical services, set forth on Exhibit B hereto. The Manager shall not engage in the practice of medicine.”

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David M. Koeninger
David M. Koeninger
Chief Financial Officer

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

EXHIBIT B

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

Office Locations and Manager Compensation

Office Location	Manager Compensation as a % of Net Collected Dollars
Palm Desert	77%
77840 Flora Road
Palm Desert, CA 92211

Santa Monica	77%
2428 Santa Monica Boulevard
Suite 103
Santa Monica, CA 90404

Beverly Hills Radiation Oncology	77%
150 N. Robertson Blvd.
Suite 160
Beverly Hills, CA 90221

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into as of August 1, 2006, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“Manager”) and 21ST CENTURY ONCOLOGY OF CALIFORNIA A MEDICAL CORPORATION, a California medical corporation (“Medical Group”). This Addendum amends certain sections of the Management Services Agreement dated May 1, 2006, which was assumed by Manager in conjunction with Manager’s acquisition of certain assets from LHA, Inc. also on May 1, 2006, as set forth below.

From and after the date here of,

(i)   Section 1.(a) shall be amended to read as follows:

“(a)     Management. The Manager will be responsible for general management and administration operations of the Office locations, excluding the provision of medical services, set forth on Exhibit B hereto. The Manager shall not engage in the practice of medicine.”

(ii)  Section 1.(g) shall be added to read as follows:

“(g)     Patient-Related Matters.

(a)       Patient Relations, Scheduling, Etc. Manager shall assist Medical Group in maintaining positive patient relations by, among other things, in conjunction with and at the direction of Medical Group: scheduling patient appointments; responding to patient grievances and complaints in matters other than medical evaluation, diagnosis, and treatment; and establishing and maintaining in Medical Group’s name and on its behalf patient transfer arrangements to expedite referrals where medically necessary, as determined and requested by the attending physician.

(b)      Recordkeeping. Manager shall assist Medical Group in maintaining patient medical records in accordance with applicable laws concerning their confidentiality and retention, and promptly making such records available to Medical Group’s employed providers, contracting providers and other appropriate recipients. Notwithstanding the foregoing sentence, patient medical records shall be and shall remain the property of Medical Group, and the content thereof shall be solely the responsibility of Medical Group.

(c)   Quality Assurance.

a.        In General. Manager shall assist Medical Group, in accordance with criteria established by Medical Group, in the development and implementation of appropriate quality assurance programs, including development of performance and utilization standards, sampling techniques for case review, and preparation of appropriately documented studies. Notwithstanding the foregoing, Manager shall not perform any duties that constitute the corporate practice of medicine in California and all other states in which an Office at which the Medical Group provides patient medical services is located.

b.        Periodic Independent Review. On behalf of Medical Group, Manager may periodically perform quality assurance and utilization reviews through nurses employed by it; provided however, that Manager shall not engage in activities which constitute the practice of medicine under applicable law. Alternatively, Manager may periodically arrange for an independent quality assurance and utilization review to be performed by persons who are unrelated to Medical Group or Manager, or to any Affiliate of Medical Group or Manager, which has expertise in such areas, and which has been approved in advance by Medical Group. Such review shall include a random sampling of medical records (consistent with laws regarding the confidentiality of medical records), an analysis of Medical Group’s quality assurance utilization review procedures, and an analysis of the appropriateness of costs associated with operating Medical Group’s medical practice at the practice.”

(iii)             Section 1.(h) shall be added to read as follows:

“(h)     Offices. Manager shall provide, manage and maintain the real property comprising the Offices and reasonable improvements during the term of this Agreement. In consultation with Medical Group, Manager shall oversee all management, maintenance and other decisions pertaining to the Offices consistent with the terms of this Agreement. Manager shall maintain the Offices in good condition and repair, reasonable wear and tear excepted. Manager shall provide such additional and/or replacement facilities as Medical Group and Manager agree, from time to time. Manager shall provide Medical Group with all utilities (including water, gas and electricity), heat, air conditioning, telephone, janitorial services and disposal services (including the disposal of medical wastes) required in connection with the operation of the Offices.”

(iv) The first sentence of Section 4.(a) shall be amended to read as follows:

“(a)     The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties hereunder, an amount equal to the respective percentage of Net Collected Dollars for each Office as contained in Exhibit B hereto.”

(v)  Section 2. shall be amended to read as follows:

“2.       Term. The initial term of this Agreement shall commence as of May 1, 2006 (the “Commencement Date”) and, shall, unless sooner terminated as herein, continue until April 30, 2031, and shall be automatically renewed for successive five (5) year periods thereafter (collectively, the “Term”), provided that neither Manager nor the Medical Group shall have given notice of termination of this Agreement at least one hundred twenty (120) days before the end of the initial term or any renewal term.”

(vi) Sections 13.(a) and (b) shall be amended to read as follows:

“13.     Restrictive Covenants.

(a)       During the Term of this Agreement and for three (3) years following the termination of this Agreement, Medical Group agrees that it shall not, directly or indirectly:

(i)        engage in the ownership, operation or management of any radiation oncology practice or otherwise engage in the provision of radiation oncology services (whether as a separate business or in conjunction with any other business (a “Competing Business”) within an eight (8) mile radius of the Office (the “Service Area”)); or

(ii)       have any interest, whether as owner, stockholder, partner, member, director, officer, employee or consultant in any Competing Business in the Service Area.

(b)      During the Term of this Agreement and for three (3) years following the termination of this Agreement, Medical Group agrees that it shall not, directly or indirectly, (i) solicit, encourage or advise patients serviced during the Term of this Agreement to obtain or seek professional services from any professional who is not an employee, independent contractor or partner of Medical Group, or (ii) solicit, encourage or advise any employees of Manager to terminate employment with Manager for any reason whatsoever. Notwithstanding the foregoing, nothing in this Agreement is intended to prevent Medical Group from referring a patient in need of specialty services not otherwise provided by Medical Group, or for other reasons in the best interests of the patient, to another duly licensed professional or facility.”

(vii)   Section 16(k) shall be added to read as follows:

“(k)     Indemnification. Medical Group shall indemnify, hold harmless and defend Manager, its officers, directors, shareholders, employees, agents and independent contractors (the “Manager Parties”) from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys’ fees and disbursements (a “Manager Loss”)), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by Manager and/or its partners, agents, employees and/or subcontractors (other than Manager) during the Term hereof except with respect to any Manager Loss which is the result of any gross or willful misconduct by a member of Manager Parties. Manager shall indemnify, hold harmless and defend Medical Group, its officers, directors, shareholders, employees, agents and independent contractors (the “Medical Group Parties”) from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys’ fees and disbursements) (a “Medical Group Loss”), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by Manager and/or its partners, agents, employees and/or subcontractors (other than Manager) during the Term hereof except with respect to any Medical Group Loss which is the result of any gross or willful misconduct by a member of Medical Group Parties.”

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David M. Koeninger
David M. Koeninger
Chief Financial Officer

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

EXHIBIT B

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

Office Locations and Manager Compensation

Office Location	Manager Compensation as a % of Net Collected Dollars
Palm Desert	77%
77840 Flora Road
Palm Desert, CA 92211

Santa Monica	77%
2428 Santa Monica Boulevard
Suite 103
Santa Monica, CA 90404

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION OF
MANAGEMENT SERVICES AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) made this 8th day of September, 2006 between and among Beverly Hills Radiation Oncology, a California general partnership (“Assignor”), California Radiation Therapy Management Services, Inc., a California corporation (“Assignee”); and 21st Century Oncology of California, a Medical Corporation (“21st Century”).

RECITAL:

1.        Assignor and 21st Century are parties to that certain Management Services Agreement, attached hereto as Exhibit A (the “Management Services Agreement”).

2.        Assignee and Assignor have entered into an Asset Purchase Agreement dated as of the date hereof, providing for the acquisition by Assignee of substantially all of the assets of Assignor (the “Transaction”).

3.        In connection with and only upon the consummation of the Transaction, Assignor desires to assign all of its right, title and interest in and to the Management Services Agreement to Assignee as of the date hereof.

4.        Assignee desires to accept the assignment of the Management Services Agreement and to assume all rights and obligations of Assignor under the Management Services Agreement as of the date hereof.

5.        Assignee and Assignor desire to secure the consent of 21st Century to the assignment and assumption of the Management Services Agreement.

6.        Assignee agrees to accept such assignment in accordance with the terms, conditions, covenants and agreements hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.        Assignment. Assignor hereby assigns, transfers, grants, bargains, delivers, conveys and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s legal, beneficial and other rights, title, benefit, privileges, and interest in and to the Management Services Agreement.

2.        Assumption. Assignee hereby accepts the Assignment and hereby assumes, covenants and agrees to perform and observe all of the undertakings and obligations to be performed or observed by Assignor as a party to the Management Services Agreement.

3.        Consent of 21st Century. 21st Century hereby consents to the Assignment.

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4.        Indemnification. Assignee hereby agrees to indemnify and hold harmless Assignor and its officers, directors, shareholders, employees, employees, agents, representatives and affiliates from and against all claims, suits, obligations, liabilities, damages and expenses, including, without limitation, reasonable attorneys’ fees, based upon, arising out of or resulting from any obligation, contract or liability relating to the Management Services Agreement, but only to the extent such obligation, contract or liability accrues, or is otherwise attributable to the period on and after the date hereof.

5.        Licenses, Permits. Assignee represents and warrants that Assignee shall have all necessary licenses, certificates, permits, approvals, franchises, notices and authorizations issued by governmental entities or other regulatory authorities, federal, state or local, required for a the ownership and operation of a facility that provides radiation therapy services.

6.        Linear Accelerator. Prior to the date hereof, Assignor commenced the installation of a new vault at the Office (as defined in the Management Services Agreement) to be used to house a new linear accelerator. Assignee shall use commercially reasonable efforts to complete as soon as commercially practicable the installation of the new vault and linear accelerator for use by Assignor.

7.        Acknowledgement. Assignee acknowledges that Assignor is entering into this Assignment in reliance upon execution of that certain Professional Services Agreement by and between Assignor and 21st Century dated the date hereof..

8.        Binding Effect. This instrument shall inure to the benefit of Assignee and Assignor and their successors and assigns and shall be binding upon the Assignor and Assignee and their respective successors and assigns.

9.        Further Assurances. Assignor further covenants and agrees that, from time to time after the delivery of this instrument, at Assignee’s request and without farther consideration, Assignor will do, furnish, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, conveyances, transfers, assignments, documents and assurances as reasonably may be requested by Assignee (or Assignee’s counsel) more effectively to convey to, transfer to and vest in Assignee all rights, title and interest in and to the Management Services Agreement assigned hereunder provided such is without cost or liability to the Assignor.

10.      Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Assignor and Assignee or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

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11.      Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law principles.

12.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute a single instrument.

13.      Release of Assignor by 21st Century. Effective with the execution and delivery of this Assignment, 21st Century hereby releases Assignor and its directors, officers, shareholders, employees, attorneys, accountants, agents and representative with respect to any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, administrative or criminal complaints or proceedings, orders and liabilities of whatever kind and nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, which have existed or may have existed, or which do exist, as of the date of this Assignment, including, but without in any respect limiting the generality of the foregoing, any and all claims which were, or might, or could have been alleged, and any and all claims arising from or out of the acts, transactions, and occurrences relating to the execution and delivery of the Management Services Agreement.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the dated first written above.

BEVERLY HILLS RADIATION ONCOLOGY

By:	/s/ Authorized Signatory
Name:
Title:

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ David M. Koeninger
	Name:	David M. Koeninger
	Title:	Chief Financial Officer

21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

By:	/s/ David M. Koeninger
	Name:	David M. Koeninger
	Title:	Chief Financial Officer

SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION OF
MANAGEMENT SERVICES AGREEMENT

Exhibit A

Management Services Agreement

MANAGEMENT SERVICES AGREEMENT

MANAGEMENT SERVICES AGREEMENT (the “Agreement”) made as of the 8th day of September, 2006, by and between Beverly Hills Radiation Oncology, a California general partnership (“Manager”) and 21st Century Oncology of California, a Medical Corporation, a California corporation (“Medical Group”).

RECITALS:

1.        Medical Group is a provider of radiation oncology services.

2.        Medical Group wishes to engage the Manager as an independent contractor, to provide it with certain office facilities, equipment, supplies and administrative services at a practice located at 150 North Robertson Boulevard, Suite 160, Beverly Hills, California 90221 (the “Office”).

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.        Manager’s Undertakings.

(a)    Management. The Manager will be responsible for general management and administration operations of the Office, excluding the provision of medical services. The Manager shall not engage in the practice of medicine.

(b)    Personnel. Manager shall provide, on behalf of Medical Group, all support personnel including, but not limited to, technicians, physicists, dosimetrists, nurses, receptionists, secretaries, clerks, management personnel and/or other personnel as necessary, as determined by the Manager in consultation with Medical Group (“Manager Personnel”). Manager shall be responsible for recruiting, managing, supervising compensating and terminating the Manager Personnel. Manager shall be responsible for all salaries, fringe benefits, taxes and insurance necessary with respect to such individuals. At such times as the Manager Personnel are providing services on Medical Group’s behalf, Medical Group shall have authority and responsibility for (i) the supervision and control of the Manager Personnel (while providing services on behalf of the Medical Group) and (ii) determining the means and methods by which the Manager Personnel provides services hereunder.

(c)    Equipment. Manager hereby leases to the Medical Group the furniture, fixtures and equipment at the Office described on Exhibit A hereof (the “Equipment”) and Medical Group hereby leases such Equipment from Manager. Manager shall maintain all Equipment in good repair, condition and working order, and shall furnish all parts and services for the Equipment reasonably required therefor including, without limitation, preventive and routine maintenance as necessary and appropriate, as determined by Manager in its sole discretion. The parties agree and acknowledge that Medical Group shall be free to exercise its professional judgment with respect to the use of the Equipment. The Equipment provided hereunder shall, at all times, be and remain the property of Manager. Medical Group shall not cause or permit the Equipment to be subject to any lien, levy, attachment, encumbrance or charge, or to any judicial process of any kind whatsoever, and shall not remove the Equipment from the Office without the prior written consent of Manager.

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(d)    Licensing, Inspection and Regulatory Fees. Manager shall be responsible for all licensing, inspection and regulatory fees incurred in connection with the services provided by Manager hereunder.

(e)    Supplies. Manager shall provide Medical Group with such office and medical supplies as are necessary for patient care and treatment and the operation of the Office by Medical Group as reasonably determined by Medical Group in consultation with the Manager.

(f)     No Marketing. Manager and Medical Group expressly agree and acknowledge that Manager is not being engaged to, nor at any time shall Manager, provide marketing services, directly or indirectly, to or on behalf of Medical Group.

2.        Term. The term of this Agreement shall commence as of September 8, 2006 and shall continue until September 7, 2031 (the “Initial Term”) and shall automatically be renewed for successive five (5) year periods thereafter (each, a “Renewal Term”) provided that neither Manager nor Medical Group shall have given notice of termination of this Agreement at least one hundred twenty (120) days before the end of the Initial Term or any Renewal Term. The Initial Term and the Renewal Term shall be referred to collectively herein as the “Term.”.

3.        Provision of Professional Services. Medical Group, as an independent contractor, shall be and remain fully responsible for all professional medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine. In connection therewith, Medical Group shall provide all related physician support through its physician-employees and/or other physicians otherwise engaged by the Medical Group (the “Physicians”).

4.        Compensation.

(a)    The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties hereunder, an amount equal to seventy seven percent (77%) percent of Net Collected Dollars. For purposes of this Agreement, “Net Collected Dollars” shall mean the gross collections, net of refunds, overpayments and the two and one-half percent (2.5%) billing fee (the “Billing Fee”) due Financial Services of Southwest Florida, LLC by Medical Group pursuant to the Billing Services Agreement (as described in Section 5(a)), attributable to radiation therapy services generated by the Medical Group at the Office (the “Management Fee”). The amount of gross collections, net of refunds and overpayments and the Billing Fee, to radiation therapy services performed by the Medical Group at the Office shall be referred to herein as “Office Revenues.”

(b)    Payment of the Management Fee shall be due no later than the fifteenth (15th) day of the month following the last day of the month in which services were rendered by Manager hereunder.

(c)    Following the expiration or other termination of this Agreement for any reason, Manager shall continue to be entitled to receive the Management Fee for services provided prior to the expiration or other termination of this Agreement but for which collections are actually received following such expiration or other termination of this Agreement.

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5.        Billing and Collections. Medical Group shall engage Financial Services of Southwest Florida, a Florida limited liability company to provide billing and collection services on behalf of Medical Group pursuant to that a Billing Services Agreement (the “Billing Services Agreement”).

6.        Representations of the Medical Group. The Medical Group hereby makes the following representations, warranties and covenants to Manager, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)    Licensed Providers. Each physician engaged by the Medical Group to provide services at the Office shall be duly licensed to practice medicine in the State of California and shall be board certified or board eligible in the specialty of radiology and shall maintain professional liability insurance in minimum amounts of $1,000,000/$3,000,000 per annum.

(b)    Permits. Each of the Medical Group and each physician providing services on behalf of the Medical Group shall have all necessary licenses, certificates, permits, approvals, franchises, notices and authorizations issued by governmental entities or other regulatory authorities, federal, state or local, required for the ownership and operation of the Medical Group and the operation of the Practice.

(c)    No Encumbrances. Title to the Equipment and other property provided by Manager hereunder shall remain with Manager. The Medical Group shall not take any action which would adversely affect or encumber Manager’s title or interest in the Equipment.

(d)    Responsibility for Medical Services. The Medical Group shall be and remain fully responsible for all medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine.

(e)    Duly Authorized. This Agreement has been duly authorized, executed and delivered by the Medical Group and is binding upon.

(f)     Duly Organized. The Medical Group is duly organized and in good standing under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement.

(g)    Capacity to Contract. The Medical Group has the capacity and authority to fulfill the obligations required of it hereunder and nothing prohibits or restricts the right or ability of the Medical Group to carry out the terms hereof.

(h)    Violations of Law. Neither the Medical Group nor any agreement, document or instrument executed or to be executed by it in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which the Medical Group is bound which would affect Manager’s rights hereunder.

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7.        Manager’s Representations. Manager hereby makes the following representations, warranties, and covenants to the Medical Group, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)    Duly Authorized. This Agreement has been duly authorized, executed and delivered by Manager and is binding upon it;

(b)    Duly Organized. Manager is duly organized under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement;

(c)    Capacity to Contract. Manager has the capacity and authority to fulfill the obligations required of it hereunder and, to the best of Manager’s knowledge and belief, nothing prohibits or restricts the right or ability of Manager to carry out the terms hereof; and

(d)    Violations of Law. Neither Manager nor any agreement, document or instrument executed or to be executed in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will, to the best of Manager’s knowledge and belief, violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which Manager is bound which would affect the rights of the Medical Group hereunder.

(e)    Patient Care. Manager shall cooperate with Medical Group to assure the continuation of any treatment plan for a Medical Group patient that is in process as of the date hereof.

(f)     Linear Accelerator. Prior to the date hereof, Medical Group commenced the installation of a new vault at the Facility to be used to house a new linear accelerator. Manager shall use commercially reasonable efforts to complete as soon as commercially practicable the installation of the new vault and linear accelerator for use by Medical Group.

(g)    Insurance. Manager shall maintain, at Manager’s expense, (i) comprehensive general liability coverage, including coverage for property damage, with limits of not less than One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) annual aggregate, with respect to the Facility, and (ii) professional liability coverage (medical malpractice insurance) for Medical Group for occurrences during the term and any renewals thereof, with limits of not less than One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) annual aggregate.

(h)    Permits, etc. Manager shall have all necessary licenses, certificates, permits, approvals, franchises, notices and authorizations issued by governmental entities or other regulatory authorities, federal, state or local, required for the ownership and operation of the Facility.

8.        Operation of Office. In the performance of their respective obligations hereunder, Medical Group and Manager shall comply with all applicable regulations and laws (including, without limitation, applicable zoning regulations and rules and regulations governing the practice of medicine) and shall use commercially reasonable efforts to ensure that the Office complies

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with the rules and regulations of all regulatory bodies, agencies or authorities having jurisdiction over them.

9.        Independent Contractors.

(a)    This Agreement is by and between Manager and Medical Group and is not intended, and shall not be construed, to create an employment relationship, partnership or other such association as between the parties. Each party is an independent contractor of the other.

(b)    Neither Manager nor its employees or agents shall look to Medical Group for vacation pay, sick leave, retirement benefits, Social Security, worker’s compensation, disability or unemployment insurance benefits, or other employee benefits; nor shall Medical Group or its employees or agents look to Manager for the same.

(c)    In performing the services required hereunder, Medical Group and its physician-employees and contractors shall exercise independent professional judgment. Manager shall not exercise any control over matters of Medical Group involving the exercise of professional medical judgment.

(d)    In the event the Internal Revenue Service or any other governmental agency shall, at any time, question or challenge the independent contractor status of either party, the party who received notice of same shall promptly notify the other party and afford the other party the opportunity to participate in any discussion or negotiation with the Internal Revenue Service or other governmental agency, irrespective of by whom such discussions or negotiations are initiated. The other party shall participate in any such discussions or negotiations to the extent permitted by the Internal Revenue Service or other governmental agency.

(e)    During the Term of this Agreement, all medical records with respect to Medical Group’s patients shall remain in the custody and control of Medical Group. Such records shall be stored at such location or locations as Medical Group shall direct Upon any termination of this Agreement, Medical Group, at its own expense, shall remove such records from such location or locations. Notwithstanding the foregoing, at all times during the term of this Agreement and thereafter, the Manager shall be provided with access to such records, as requested, for billing and all other reasonable purposes, subject to applicable law regarding confidentiality. Manager’s rights set forth in this Section 9(e) shall expressly survive any termination of this Agreement.

10.      Default by Medical Group.

(a)    The occurrence of any one of the following shall constitute a default by Medical Group hereunder:

(i)      if Medical Group fails to pay the Management Fee when due;

(ii)     if Medical Group is in breach of the Sublease and such breach is not cured within the applicable period provided therein;

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(iii)    if Medical Group is deemed to be in breach of any of the material representations, warranties or covenants of this Agreement and such breach remains uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager, or, if such breach cannot be cured within thirty (30) days, Medical Group has failed to commence to cure such breach within such thirty (30) day period and diligently proceeded to effect such cure;

(iv)    if Medical Group fails to observe or perform any of its other obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager or, if such failure cannot be cured within such thirty (30) day period, Medical Group has failed to commence to cure such failure within such thirty (30) day period and diligently proceeded to effect such cure;

(v)     if Medical Group (A) ceases to practice medicine, in the specialty of radiation therapy; (B) makes an assignment for the benefit of creditors; (C) admits in writing its inability to pay its debts as they become due; (D) files a petition seeking reorganization, an arrangement, readjustment, or similar arrangement under any present or future statute, law or regulation; (E) files an answer admitting the material allegations of a petition filed against it in any such proceeding; or (F) consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of its assets or properties;

(vi)    if within sixty (60) days after the commencement of any proceedings against Medical Group seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Medical Group’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated; or

(vii)   if Medical Group is determined, by an appropriate governing body or court, to have violated any applicable law, rule, regulation or ethical standard related to the conduct of the practice of medicine which results in Medical Group being unable to provide professional medical services.

(b)    Upon a default by Medical Group which has not been cured within the applicable cure period, Manager shall have the right to immediately terminate this Agreement.

11.      Default by Manager.

(a)    The occurrence of any one of the following shall constitute a default by Manager hereunder.

(i)      If Manager fails to observe or perform any of its obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after written notice thereof to Manager from Medical Group or, if such failure cannot be cured within such thirty (30) day period, the Manager has failed to commence to cure such failure within such thirty (30) day period and diligently proceed to effect such cure;

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(ii)     If Manager: (A) makes an assignment for the benefit of creditors; (B) admits in writing its inability to pay its debt as they become due; (C) files a petition seeking reorganization and arrangement, readjustment or similar arrangement under the present or future statute, law or regulation, if any present or future; (D) files an answer admitting the material allegations of a petition filed against it and any such proceeding; or (E) consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of all or any part of its assets or properties; or

(iii)    If, within sixty (60) days after the commencement of any proceedings against Manager seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Manager’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated.

(b)    Upon a default by Manager, which has not been cured within the applicable cure period, Medical Group shall have the right to immediately terminate this Agreement.

12.      Termination.

(a)    This Agreement shall terminate upon the following events:

(i)      the mutual written agreement of the parties; or

(ii)     as provided in Sections 2, 10 and/or 11.

13.      Restrictive Covenants.

(a)    At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly:

(i)      engage in the ownership, operation or management of any radiation oncology practice or facilities or otherwise engage in the provision of radiation oncology services (whether as a separate business or in conjunction with any other business (a “Competing Business”) within a five (5) mile radius of the Office (the “Service Area”); or

(ii)     have any interest, whether as owner, stockholder, partner, member, director, officer, employee or consultant in any Competing Business in the Service Area.

(b)    At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly, (i) solicit, encourage or advise patients serviced during the term of this Agreement to obtain or seek professional services from any professional who is not an employee, independent contractor or partner of Medical Group, or (ii) solicit, encourage or advise any employees of Manager to terminate employment with Manager for any reason whatsoever. Notwithstanding the foregoing, nothing in this Agreement is intended to prevent Medical Group from referring a patient in need of specialty services not otherwise provided by

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Medical Group, or for other reasons in the best interests of the patient, to another duly licensed professional or facility.

(c)    Medical Group acknowledges that the restrictive covenants contained in this Section 13 have unique value to Manager, the breach of which cannot be adequately compensated in an action of law. Medical Group further agrees that, in the event of the breach of the restrictive covenants contained herein, Manager shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining either or both of them from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, Manager shall be entitled to a temporary restraining order and a preliminary injunction. The prevailing party shall be entitled to reimbursement from the other party of its reasonable costs and expenses (including attorneys’ fees and disbursements) of, or related to, such action or proceeding. No such remedy shall be construed to be the exclusive remedy of Manager and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(d)    If any court of competent jurisdiction shall deem any of the restrictive covenants contained in this Section 13, or portion of any such covenants, too extensive or unenforceable, the other provisions of this Section 13 shall nevertheless stand and remain enforceable according to their terms. In such circumstance, the parties hereto expressly authorize the court to modify such covenants or offending portion thereof, so that the restrictions, limitations and scope of the restrictive covenants extend for the longest period, comprise the largest territory and are enforceable to the maximum permissible extent by law under the circumstances.

14.      Trade Name.

(a)    Manager herby grants to Medical Group a non-exclusive, terminable license to continue to use the trade name “Beverly Hills Radiation Oncology” (the “Trade Name”) for the purpose of doing business and identifying the Practice at the Facility.

(b)    Medical Group undertakes and agrees not to use the Trade Name in any manner whatsoever which, directly or indirectly, would dilute, demean or otherwise tarnish the image of the Trade Name, the Manager or its affiliates. Medical Group acknowledges that the Trade Name and all rights therein and the goodwill pertaining thereto belong exclusively to Manager. During the Term of this Agreement and thereafter, Medical Group will not contest the validity or enforceability of the Trade Name or perform any act or omission adverse to said rights.

(c)    Upon the expiration or earlier termination of this Agreement, Medical Group shall immediately cease using the Trade Name and the license granted in connection therewith to Medical Group shall automatically revert to Manager.

15.      Confidentiality. The terms and conditions of this Agreement are and shall be treated as confidential, and shall not hereafter be disclosed by any party hereto or any of their

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respective attorneys to any person or entity, except to financial and legal advisors and others who need to know them to effectuate the purposes of this Agreement, or as may be required by law, Any individual to whom the terms and conditions of this Agreement have been disclosed will be advised of and shall abide by the confidentiality instructions of this Section 15.

16.      Regulatory Matters.

(a)    The parties hereto acknowledge and agree that the amounts due to Manager from Medical Group pursuant to this Agreement have been determined by the parties through good faith and arm’s length bargaining to be commercially reasonable, to reflect fair market value and to not in any way be based upon the volume or value of patient referrals or any other business generated between the parties. Manager and Medical Group enter into this Agreement with the intent of conducting their relationship and implementing the agreements contained in this Agreement in full compliance with applicable federal, state and local law, including without limitation, the Medicare/Medicaid Anti-Kickback statute (the “Anti-Kickback Law”) and Section 1877 of the Social Security Act (the “Stark Law”), as amended. Notwithstanding any unanticipated effect of any of the provisions of this Agreement, neither party will intentionally conduct itself under the terms of this Agreement in a manner that would constitute a violation of the Anti-Kickback Law or the Stark Law or any similar California law, rule or regulation. Without limiting the generality of the foregoing, Manager and Medical Group expressly agree that nothing contained in this Agreement shall require either party to refer any patients to the other, or to any affiliate or subsidiary of the other.

(b)    For purposes of this Section 16, ‘protected health information”, or PHI, has the meaning defined by the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Part 160 and Subparts A and E of Part 164 (the “Privacy Standards”), as promulgated by the Department of Health and Human Services (“HHS”) pursuant to the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). Medical Group agrees to implement appropriate administrative, technical and physical safeguards to limit incidental disclosures of PHI.

(c)    Change of Law. In the event that any law, rule, regulation applicable to this Agreement or any rule or policy of any third-party payor, or any policy, or any interpretation thereof at any time during the term of this Agreement is modified, implemented, threatened to be implemented, or determined to prohibit, restrict or in any way materially change the terms of this Agreement, or by virtue of the existence of this Agreement has or will have a material adverse affect on the ability of either party to this Agreement to engage in any commercial activity on terms at least as favorable to that party as those reasonably attributable as of the date hereof (each of the foregoing being referred to herein as a “Change”), then the parties to this Agreement shall negotiate in good faith to amend this Agreement to the minimum degree necessary in a manner consistent with such change and the intent of the parties. If the parties are unable to reach agreement as to any such amendment reasonably necessary to remove the jeopardy contemplated herein, within sixty (60) days, this Agreement shall thereafter automatically terminate.

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17.      Miscellaneous.

(a)    Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by certified mail, postage prepaid, return receipt requested or by a nationally recognized overnight courier, and shall be deemed given when so delivered personally or by facsimile, or if mailed, five (5) days after the date of mailing as follows:

If to Manager:

California Radiation Therapy Management
Services, Inc.
2234 Colonial Boulevard
Fort Myers, Florida 33907
Attention: Daniel E. Dosoretz, M.D.

If to Medical Group:

Beverly Hills Radiation Oncology
150 North Robertson Boulevard, Suite 160
Beverly Hills, California 90211
Attention: Patricia Gordon, M.D.
Clifford J. Merlo, M.D.
David J. Rickles, M.D.

or to such other address and to the attention of such other person(s) or officer(s) as either party may designate by written notice.

(b)    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

(c)    Further Instruments. At any time and from time to time, each party shall, without further consideration and at its own expense, take such further actions and execute and deliver such further instruments as may be reasonably necessary to effectuate the purposes of this Agreement.

(d)    Entire Agreement. This Agreement (including the exhibits hereto) contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements between them, written or oral.

(e)    Severability. In the event that any term or provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, rule or regulation, such term or provision shall be deemed severed from this Agreement and the remaining terms and

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provisions shall remain unaffected thereby provided the invalid term does not materially alter the basic purpose or intent of this Agreement.

(f)     Assignment. Neither party shall assign any of its rights or obligations under this Agreement without the express, prior written consent of the other party.

(g)    Waiver of Breach. No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision of this Agreement or of any succeeding breach.

(h)    Amendments. This Agreement shall not be changed or modified except by an instrument in writing executed by both parties hereto. Without limiting any other provision herein, in the event that rules, policies, directives and/or orders of the United States Department of Health and Human Services or any other applicable federal, state, or local agency or third-party payor necessitate modifications or amendments to this Agreement, the parties hereto agree to so modify or amend this Agreement to conform with such rules, policies, directive and/or orders, provided they do not materially affect the duties and obligations of the parties hereunder.

(i)     Attorneys’ Fees. In the event of a dispute hereunder, the prevailing party shall be entitled to all of its costs incurred in connection with the disposition of such dispute, including, without limitation, reasonable attorneys’ fees and costs through all trial and appellate levels and post judgment proceedings.

(j)     Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

By:	/s/ David M. Koeninger
Name:	David M. Koeninger
Title:	Chief Financial Officer

BEVERLY HILLS RADIATION ONCOLOGY

By:	/s/ Authorized Signatory
Name:
Title:

SIGNATURE PAGE TO MANAGEMENT SERVICES AGREEMENT

Exhibit A

Equipment

1.             All tangible assets used in the provision of radiation oncology services (the “Business”) located at the Office, whether owned or leased, including, without limitation, all instruments, tools, medical equipment, supplies and office equipment and all fixtures and improvements.

2.             All inventories of clinical supplies and instruments, Pharmaceuticals, inventory, paper goods, raw materials, finished goods, demonstration equipment, parts, packaging materials and other products, materials, or accessories related thereto that are held at, or are in transit from or to, the Office.

3.             All software programs (including source and object codes and related documentation for software owned by the Manager and used in connection with or developed for support of the operations of the Business, as well as the internet web sites used by Manager with respect to the Business and the related universal record locators (“URLs”) used in connection therewith.

4.             All files, documents, instruments, papers, books and records relating to the Business, operations, condition of (financial or other) results of operations and assets and properties of Manager, including without limitation, patient lists, medical documentation, payor verification, mailing lists and related documentation, financial statements, tax returns and related work papers and letters from accountants, personnel records and files, budgets, ledgers, journals, computer files and programs; retrieval programs, operating data and plans and environmental studies and plans.

5.             All telephone numbers, facsimile numbers, electronic addresses and passwords used in connection with the Business.

6.             All intangible personal property of the Manager relating to or in connection with the Business or Assets, including, without limitation, Manager’s rights to and use of the name “Beverly Hills Radiation Oncology” and all of Manager’s rights, title to and interest therein and thereunder.

MANAGEMENT SERVICES AGREEMENT

MANAGEMENT SERVICES AGREEMENT (the “Agreement”) made as of the 1st day of May, 2006, by and between LHA, Inc., a California corporation (“Manager”) and 21st Century Oncology of California, a Medical Corporation (“Medical Group”).

RECITALS:

1.             Medical Group is a provider of radiation oncology services.

2.             Medical Group wishes to engage the Manager as an independent contractor, to provide it with certain office facilities, equipment, supplies and administrative services at a practice located at 2428 Santa Monica Boulevard, Suite 103, Santa Monica, California (the “Office”).

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.             Manager’s Undertakings.

(a)           Management. The Manager will be responsible for general management and administration operations of the Office, excluding the provision of medical services. The Manager shall not engage in the practice of medicine.

(b)           Personnel. Manager shall provide, on behalf of Medical Group, all support personnel including, but not limited to, technicians, physicists, dosimetrists, nurses, receptionists, secretaries, clerks, management personnel and/or other personnel as necessary, as determined by the Manager in consultation with Medical Group (“Manager Personnel”). Manager shall be responsible for recruiting, managing, supervising compensating and terminating the Manager Personnel. Manager shall be responsible for all salaries, fringe benefits, taxes and insurance necessary with respect to such individuals. At such times as the Manager Personnel are providing services on Medical Group’s behalf, Medical Group shall have authority and responsibility for (i) the supervision and control of the Manager Personnel (while providing services on behalf of the Medical Group) and (ii) determining the means and methods by which the Manager Personnel provides services hereunder.

(c)           Equipment. Manager hereby leases to the Medical Group the furniture, fixtures and equipment at the Office described on Exhibit A hereof (the “Equipment”) and Medical Group hereby leases such Equipment from Manager. Manager shall maintain all Equipment in good repair, condition and working order, and shall furnish all parts and services for the Equipment reasonably required therefor including, without limitation, preventive and routine maintenance as necessary and appropriate, as determined by Manager in its sole discretion. The parties agree and acknowledge that Medical Group shall be free to exercise its professional judgment with respect to the use of the Equipment. The Equipment provided hereunder shall, at all times, be and remain the property of Manager. Medical Group shall not cause or permit the Equipment to be subject to any lien, levy, attachment, encumbrance or charge, or to any judicial process of any kind whatsoever, and shall not remove the Equipment from the Office without the prior written consent of Manager.

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(d)           Licensing, Inspection and Regulatory Fees. Manager shall be responsible for all licensing, inspection and regulatory fees incurred in connection with the services provided by Manager hereunder.

(e)           Supplies. Manager shall provide Medical Group with such office and medical supplies as are necessary for patient care and treatment and the operation of the Office by Medical Group as reasonably determined by Medical Group in consultation with the Manager.

(f)            No Marketing. Manager and Medical Group expressly agree and acknowledge that Manager is not being engaged to, nor at any time shall Manager, provide marketing services, directly or indirectly, to or on behalf of Medical Group.

2.             Term. The term of this Agreement shall commence as of May          , 2006 (the “Commencement Date”) and, shall, unless sooner terminated as herein, continue until             , 2031 (the “Term”).

3.             Provision of Professional Services. Medical Group, as an independent contractor, shall be and remain fully responsible for all professional medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine. In connection therewith, Medical Group shall provide all related physician support through its physician-employees and/or other physicians otherwise engaged by the Medical Group (the “Physicians”).

4.             Compensation.

(a)           The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties hereunder, an amount equal to seventy-seven (77%) percent of Net Collected Dollars. For purposes of this Agreement, “Net Collected Dollars” shall mean the gross collections, net of refunds, overpayments and the five percent (5%) billing fee (the “Billing Fee”) due Financial Services of Southwest Florida, LLC by Medical Group pursuant to the Billing Services Agreement (as described in Section 5(a)), attributable to radiation therapy services generated by the Medical Group at the Office (the “Management Fee”). The amount of gross collections, net of refunds and overpayments and the Billing Fee, to radiation therapy services performed by the Medical Group at the Office shall be referred to herein as “Office Revenues.”

(b)           Payment of the Management Fee shall be due no later than the fifteenth (15th) day of the month following the last day of the month in which services were rendered by Manager hereunder.

(c)           Following the expiration or other termination of this Agreement for any reason, Manager shall continue to be entitled to receive the Management Fee for services provided prior to the expiration or other termination of this Agreement but for which collections are actually received following such expiration or other termination of this Agreement.

5.             Billing and Collections. Medical Group shall engage Financial Services of Southwest Florida, a Florida limited liability company to provide billing and collection services on behalf of Medical Group pursuant to that a Billing Services Agreement (the “Billing Services Agreement”).

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6.             Representations of the Medical Group The Medical Group hereby makes the following representations, warranties and covenants to Manager, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)           Licensed Providers. Each physician engaged by the Medical Group to provide services at the Office shall be duly licensed to practice medicine in the State of California and shall be board certified or board eligible in the specialty of radiology and shall maintain professional liability insurance in minimum amounts of $1,000,000/$3,000,000 per annum.

(b)           Permits. Each of the Medical Group and each physician providing services on behalf of the Medical Group shall have all necessary licenses, certificates, permits, approvals, franchises, notices and authorizations issued by governmental entities or other regulatory authorities, federal, state or local, required for the ownership and operation of the Medical Group and the operation of the Practice.

(c)           No Encumbrances. Title to the Equipment and other property provided by Manager hereunder shall remain with Manager. The Medical Group shall not take any action which would adversely affect or encumber Manager’s title or interest in the Equipment.

(i)            Responsibility for Medical Services. The Medical Group shall be and remain fully responsible for all medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine.

(d)           Duly Authorized. This Agreement has been duly authorized, executed and delivered by the Medical Group and is binding upon.

(e)           Duly Organized. The Medical Group is duly organized under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement.

(f)            Capacity to Contract. The Medical Group has the capacity and authority to fulfill the obligations required of it hereunder and nothing prohibits or restricts the right or ability of the Medical Group to carry out the terms hereof.

(g)           Violations of Law. Neither the Medical Group nor any agreement, document or instrument executed or to be executed by it in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which the Medical Group is bound which would affect Manager’s rights hereunder.

7.             Manager’s Representations. Manager hereby makes the following representations, warranties, and covenants to the Medical Group, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)           Duly Authorized. This Agreement has been duly authorized, executed and delivered by Manager and is binding upon it;

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(b)           Duly Organized. Manager is duly organized under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement;

(c)           Capacity to Contract. Manager has the capacity and authority to fulfill the obligations required of it hereunder and, to the best of Manager’s knowledge and belief, nothing prohibits or restricts the right or ability of Manager to carry out the terms hereof; and

(d)           Violations of Law. Neither Manager nor any agreement, document or instrument executed or to be executed in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will, to the best of Manager’s knowledge and belief, violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which Manager is bound which would affect the rights of the Medical Group hereunder.

8.             Operation of Office. In the performance of their respective obligations hereunder, Medical Group and Manager shall comply with all applicable regulations and laws (including, without limitation, applicable zoning regulations and rules and regulations governing the practice of medicine) and shall use commercially reasonable efforts to ensure that the Office complies with the rules and regulations of all regulatory bodies, agencies or authorities having jurisdiction over them.

9.             Independent Contractors.

(a)           This Agreement is by and between Manager and Medical Group and is not intended, and shall not be construed, to create an employment relationship, partnership or other such association as between the parties. Each party is an independent contractor of the other.

(b)           Neither Manager nor its employees or agents shall look to Medical Group for vacation pay, sick leave, retirement benefits, Social Security, worker’s compensation, disability or unemployment insurance benefits, or other employee benefits; nor shall Medical Group or its employees or agents look to Manager for the same.

(c)           In performing the services required hereunder, Medical Group and its physician-employees and contractors shall exercise independent professional judgment. Manager shall not exercise any control over matters of Medical Group involving the exercise of professional medical judgment.

(d)           In the event the Internal Revenue Service or any other governmental agency shall, at any time, question or challenge the independent contractor status of either party, the party who received notice of same shall promptly notify the other party and afford the other party the opportunity to participate in any discussion or negotiation with the Internal Revenue Service or other governmental agency, irrespective of by whom such discussions or negotiations are initiated. The other party shall participate in any such discussions or negotiations to the extent permitted by the Internal Revenue Service or other governmental agency.

(e)           During the Term of this Agreement, all medical records with respect to Medical Group’s patients shall remain in the custody and control of Medical Group. Such records shall be stored at such location or locations as Medical Group shall direct Upon any

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termination of this Agreement, Medical Group, at its own expense, shall remove such records from such location or locations. Notwithstanding the foregoing, at all times during the term of this Agreement and thereafter, the Manager shall be provided with access to such records, as requested, for billing and all other reasonable purposes, subject to applicable law regarding confidentiality. Manager’s rights set forth in this Section 9(e) shall expressly survive any termination of this Agreement.

10.           Default by Medical Group.

(a)           The occurrence of any one of the following shall constitute a default by Medical Group hereunder:

(i)            if Medical Group fails to pay the Management Fee when due;

(ii)           if Medical Group is in breach of the Sublease and such breach is not cured within the applicable period provided therein;

(iii)          if Medical Group is deemed to be in breach of any of the material representations, warranties or covenants of this Agreement and such breach remains uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager, or, if such breach cannot be cured within thirty (30) days, Medical Group has failed to commence to cure such breach within such thirty (30) day period and diligently proceeded to effect such cure;

(iv)          if Medical Group fails to observe or perform any of its other obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager or, if such failure cannot be cured within such thirty (30) day period, Medical Group has failed to commence to cure such failure within such thirty (30) day period and diligently proceeded to effect such cure;

(v)           if Medical Group (A) ceases to practice medicine, in the specialty of radiation therapy; (B) makes an assignment for the benefit of creditors; (C) admits in writing its inability to pay its debts as they become due; (D) files a petition seeking reorganization, an arrangement, readjustment, or similar arrangement under any present or future statute, law or regulation; (E) files an answer admitting the material allegations of a petition filed against it in any such proceeding; or (F) consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of its assets or properties;

(vi)          if within sixty (60) days after the commencement of any proceedings against Medical Group seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Medical Group’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated; or

(vii)         if Medical Group is determined, by an appropriate governing body or court, to have violated any applicable law, rule, regulation or ethical standard related to the

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conduct of the practice of medicine which results in Medical Group being unable to provide professional medical services.

(b)           Upon a default by Medical Group which has not been cured within the applicable cure period, Manager shall have the right to immediately terminate this Agreement.

11.           Default by Manager.

(a)           The occurrence of any one of the following shall constitute a default by Manager hereunder.

(i)            If Manager fails to observe or perform any of its obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after written notice thereof to Manager from Medical Group or, if such failure cannot be cured within such thirty (30) day period, the Manager has failed to commence to cure such failure within such thirty (30) day period and diligently proceed to effect such cure;

(ii)           If Manager: (A) makes an assignment for the benefit of creditors; (B) admits in writing its inability to pay its debt as they become due; (C) files a petition seeking reorganization and arrangement, readjustment or similar arrangement under the present or future statute, law or regulation, if any present or future; (D) files an answer admitting the material allegations of a petition filed against it and any such proceeding; or (E) consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of all or any part of its assets or properties; or

(iii)          If, within sixty (60) days after the commencement of any proceedings against Manager seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Manager’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated.

(b)           Upon a default by Manager, which has not been cured within the applicable cure period, Medical Group shall have the right to immediately terminate this Agreement.

12.           Termination.

(a)           This Agreement shall terminate upon the following events:

(i)            the mutual written agreement of the parties; or

(ii)           as provided in Sections 2, 10 and/or 11.

13.           Restrictive Covenants.

(a)           At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly:

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(i)            engage in the ownership, operation or management of any radiation oncology practice or facilities or otherwise engage in the provision of radiation oncology services (whether as a separate business or in conjunction with any other business (a “Competing Business”) within an eight (8) mile radius of the Office (the “Service Area”); or

(ii)           have any interest, whether as owner, stockholder, partner, member, director, officer, employee or consultant in any Competing Business in the Service Area.

(b)           At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly, (i) solicit, encourage or advise patients serviced during the term of this Agreement to obtain or seek professional services from any professional who is not an employee, independent contractor or partner of Medical Group, or (ii) solicit, encourage or advise any employees of Manager to terminate employment with Manager for any reason whatsoever. Notwithstanding the foregoing, nothing in this Agreement is intended to prevent Medical Group from referring a patient in need of specialty services not otherwise provided by Medical Group, or for other reasons in the best interests of the patient, to another duly licensed professional or facility.

(c)           Medical Group acknowledges that the restrictive covenants contained in this Section 13 have unique value to Manager, the breach of which cannot be adequately compensated in an action of law. Medical Group further agrees that, in the event of the breach of the restrictive covenants contained herein, Manager shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining either or both of them from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, Manager shall be entitled to a temporary restraining order and a preliminary injunction. The prevailing party shall be entitled to reimbursement from the other party of its reasonable costs and expenses (including attorneys’ fees and disbursements) of, or related to, such action or proceeding. No such remedy shall be construed to be the exclusive remedy of Manager and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(d)           If any court of competent jurisdiction shall deem any of the restrictive covenants contained in this Section 13, or portion of any such covenants, too extensive or unenforceable, the other provisions of this Section 13 shall nevertheless stand and remain enforceable according to their terms. In such circumstance, the parties hereto expressly authorize the court to modify such covenants or offending portion thereof, so that the restrictions, limitations and scope of the restrictive covenants extend for the longest period, comprise the largest territory and are enforceable to the maximum permissible extent by law under the circumstances.

14.           Confidentiality. The terms and conditions of this Agreement are and shall be treated as confidential, and shall not hereafter be disclosed by any party hereto or any of their respective attorneys to any person or entity, except to financial and legal advisors and others who need to know them to effectuate the purposes of this Agreement, or as may be required by law.

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Any individual to whom the terms and conditions of this Agreement have been disclosed will be advised of and shall abide by the confidentiality instructions of this Section 14.

15.           Regulatory Matters.

(a)           The parties hereto acknowledge and agree that the amounts due to Manager from Medical Group pursuant to this Agreement have been determined by the parties through good faith and arm’s length bargaining to be commercially reasonable, to reflect fair market value and to not in any way be based upon the volume or value of patient referrals or any other business generated between the parties. Manager and Medical Group enter into this Agreement with the intent of conducting their relationship and implementing the agreements contained in this Agreement in full compliance with applicable federal, state and local law, including without limitation, the Medicare/Medicaid Anti-Kickback statute (the “Anti-Kickback Law”) and Section 1877 of the Social Security Act (the “Stark Law”), as amended. Notwithstanding any unanticipated effect of any of the provisions of this Agreement, neither party will intentionally conduct itself under the terms of this Agreement in a manner that would constitute a violation of the Anti-Kickback Law or the Stark Law or any similar California law, rule or regulation. Without limiting the generality of the foregoing, Manager and Medical Group expressly agree that nothing contained in this Agreement shall require either party to refer any patients to the other, or to any affiliate or subsidiary of the other.

(b)           For purposes of this Section 15, “protected health information”, or PHI, has the meaning defined by the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Part 160 and Subparts A and E of Part 164 (the “Privacy Standards”), as promulgated by the Department of Health and Human Services (“HHS”) pursuant to the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). Medical Group agrees to implement appropriate administrative, technical and physical safeguards to limit incidental disclosures of PHI.

(c)           Change of Law. In the event that any law, rule, regulation applicable to this Agreement or any rule or policy of any third-party payor, or any policy, or any interpretation thereof at any time during the term of this Agreement is modified, implemented, threatened to be implemented, or determined to prohibit, restrict or in any way materially change the terms of this Agreement, or by virtue of the existence of this Agreement has or will have a material adverse affect on the ability of either party to this Agreement to engage in any commercial activity on terms at least as favorable to that party as those reasonably attributable as of the date hereof (each of the foregoing being referred to herein as a “Change”), then the parties to this Agreement shall negotiate in good faith to amend this Agreement to the minimum degree necessary in a manner consistent with such change and the intent of the parties. If the parties are unable to reach agreement as to any such amendment reasonably necessary to remove the jeopardy contemplated herein, within sixty (60) days, this Agreement shall thereafter automatically terminate.

16.           Miscellaneous.

(a)           Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by certified mail, postage prepaid, return receipt requested or by a nationally recognized overnight courier, and

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shall be deemed given when so delivered personally or by facsimile, or if mailed, five (5) days after the date of mailing as follows:

If to Manager:	LHA Inc. 2428 Santa Monica Boulevard, Suite 103 Santa Monica, California 90404 Attention: Michael L. Steinberg, M.D. and Leopold T. Avallone, M.D.

If to Medical Group:	21st Century Oncology of California 2234 Colonial Boulevard Fort Myers, Florida 33907 Attention: Daniel Dosoretz, M.D. President and Chief Executive Officer

or to such other address and to the attention of such other person(s) or officer(s) as either party may designate by written notice.

(b)           Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

(c)           Further Instruments. At any time and from time to time, each party shall, without further consideration and at its own expense, take such further actions and execute and deliver such further instruments as may be reasonably necessary to effectuate the purposes of this Agreement.

(d)           Entire Agreement. This Agreement (including the exhibits hereto) contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements between them, written or oral.

(e)           Severability. In the event that any term or provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, rule or regulation, such term or provision shall be deemed severed from this Agreement and the remaining terms and provisions shall remain unaffected thereby provided the invalid term does not materially alter the basic purpose or intent of this Agreement.

(f)            Assignment. Neither party shall assign any of its rights or obligations under this Agreement without the express, prior written consent of the other party.

(g)           Waiver of Breach. No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision of this Agreement or of any succeeding breach.

(h)           Amendments. This Agreement shall not be changed or modified except by an instrument in writing executed by both parties hereto. Without limiting any other provision herein, in the event that rules, policies, directives and/or orders of the United States

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Department of Health and Human Services or any other applicable federal, state, or local agency or third-party payor necessitate modifications or amendments to this Agreement, the parties hereto agree to so modify or amend this Agreement to conform with such rules, policies, directive and/or orders, provided they do not materially affect the duties and obligations of the parties hereunder.

(i)            Attorneys’ Fees. In the event of a dispute hereunder, the prevailing party shall be entitled to all of its costs incurred in connection with the disposition of such dispute, including, without limitation, reasonable attorneys’ fees and costs through all trial and appellate levels and post judgment proceedings.

(j)            Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LHA, INC.

By:	/s/ Michael L. Steinberg
	Name:	Michael L. Steinberg, M.D.
	Title:	Chairman and Chief Financial Officer

By:	/s/ Leepold T. Avallone
	Name:	Leepold T. Avallone, M.D.
	Title:	President

21ST CENTURY ONCOLOGY OF CALIFORNIA,
a Medical Corporation

By:	/s/ David M. Koeninger
	Name:	David M. Koeninger
	Title:	Chief Financial Officer

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EXHIBIT A

Assets

1.             All tangible assets used in the provision of radiation oncology services (the “Business”) located at the Office, whether owned or leased, including, without limitation, all instruments, tools, medical equipment, supplies and office equipment and all fixtures and improvements.

2.             All inventories of clinical supplies and instruments, pharmaceuticals, inventory, paper goods, raw materials, finished goods, demonstration equipment, parts, packaging materials and other products, materials, or accessories related thereto that are held at, or are in transit from or to, the Office.

3.             All software programs (including source and object codes and related documentation for software owned by the Manager and used in connection with or developed for support of the operations of the Business, as well as the internet web sites used by Manager with respect to the Business and the related universal record locators (“URLs”) used in connection therewith.

4.             All files, documents, instruments, papers, books and records relating to the Business, operations, condition of (financial or other) results of operations and assets and properties of Manager, including without limitation, patient lists, medical documentation, payor verification, mailing lists and related documentation, financial statements, tax returns and related work papers and letters from accountants, personnel records and files, budgets, ledgers, journals, computer files and programs; retrieval programs, operating data and plans and environmental studies and plans.

5.             All telephone numbers, facsimile numbers, electronic addresses and passwords used in connection with the Business.

6.             All intangible personal property of the Manager relating to or in connection with the Business or Assets, including, without limitation, Manager’s rights to and use of the name “Santa Monica Cancer Treatment Center” and all of Manager’s rights, title to and interest therein and thereunder.

ASSIGNMENT AND ASSUMPTION OF
MANAGEMENT SERVICES AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) made this 1st day of May, 2006 between and among LHA, Inc., a California corporation (“Assignor”), California Radiation Therapy Management Services, Inc., a California corporation (“Assignee”); and 21st Century Oncology of California, a Medical Corporation (“21st Century”).

RECITAL:

1.             Assignor and 21st Century are parties to that certain Management Services Agreement, attached hereto as Exhibit A (the “Management Services Agreement”).

2.             Assignee and Assignor have entered into an Asset Purchase Agreement dated as of April 26, 2006, providing for the acquisition by Assignee of substantially all of the assets of Assignor (the “Transaction”).

3.             In connection with and only upon the consummation of the Transaction, Assignor desires to assign all of its right, title and interest in and to the Management Services Agreement to Assignee as of the date hereof.

4.             Assignee desires to accept the assignment of the Management Services Agreement and to assume all rights and obligations of Assignor under the Management Services Agreement as of the date hereof.

5.             Assignee and Assignor desire to secure the consent of 21st Century to the assignment and assumption of the Management Services Agreement.

6.             Assignee agrees to accept such assignment in accordance with the terms, conditions, covenants and agreements hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.             Assignment.         Assignor hereby assigns, transfers, grants, bargains, delivers, conveys and sets over (collectively, the “Assignment’) to Assignee all of Assignor’s legal, beneficial and other rights, title, benefit, privileges, and interest in and to the Management Services Agreement.

2.             Assumption. Assignee hereby accepts the Assignment and hereby assumes, covenants and agrees to perform and observe all of the undertakings and obligations to be performed or observed by Assignor as a party to the Management Services Agreement.

3.             Consent of 21st Century. 21st Century hereby consents to the Assignment.

4.             Indemnification. Assignee hereby agrees to indemnify and hold harmless Assignor and its officers, directors, shareholders, employees, employees, agents, representatives

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and affiliates from and against all claims, suits, obligations, liabilities, damages and expenses, including, without limitation, reasonable attorneys’ fees, based upon, arising out of or resulting from any obligation, contract or liability relating to the Management Services Agreement, but only to the extent such obligation, contract or liability accrues, or is otherwise attributable to the period on and after the date hereof.

5.             Binding Effect. This instrument shall inure to the benefit of Assignee and Assignor and their successors and assigns and shall be binding upon the Assignor and Assignee and their respective successors and assigns.

6.             Further Assurances. Assignor further covenants and agrees that, from time to time after the delivery of this instrument, at Assignee’s request and without further consideration, Assignor will do, furnish, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, conveyances, transfers, assignments, documents and assurances as reasonably may be requested by Assignee (or Assignee’s counsel) more effectively to convey to, transfer to and vest in Assignee all rights, title and interest in and to the Management Services Agreement assigned hereunder provided such is without cost or liability to the Assignor.

7.             Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Assignor and Assignee or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

8.             Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law principles.

9.             Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute a single instrument.

10.           Release of Assignor by 21st Century. Effective with the execution and delivery of this Assignment, 21st Century hereby releases Assignor and its directors, officers, shareholders, employees, attorneys, accountants, agents and representative with respect to any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, administrative or criminal complaints or proceedings, orders and liabilities of whatever kind and nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, which have existed or may have existed, or which do exist, as of the date of this Assignment, including, but without in any respect limiting the generality of the foregoing, any and all claims which were, or might, or

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could have been alleged, and any and all claims arising from or out of the acts, transactions, and occurrences relating to the execution and delivery of the Management Services Agreement.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the dated first written above.

LHA, INC.

By:	/s/ Michael L. Steinberg
Name : Michael L. Steinberg, M.D.
Title : Chairman and Chief Financial Officer

By:	/s/ Leopold T. Avallone
Name : Leopold T. Avallone, M.D.
Title : President

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ David M. Koeninger
Name : David M. Koeninger
Title : Chief Financial Officer

21ST CENTURY ONCOLOGY of CALIFORNIA, A MEDICAL CORPORATION

By:	/s/ David M. Koeninger
Name : David M. Koeninger
Title : Chief Financial Officer

Assignment and Assumption of Management Services Agreement
Signature Page

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EXHIBIT A

Management Services Agreement

MANAGEMENT SERVICES AGREEMENT

MANAGEMENT SERVICES AGREEMENT (the “Agreement”) made as of the 1st day of May, 2006; by and between LHA, Inc., a California corporation (“Manager”) and 21st Century Oncology of California, a Medical Corporation (“Medical Group”).

RECITALS:

1.             Medical Group is a provider of radiation oncology services.

2.             Medical Group wishes to engage the Manager as an independent contractor, to provide it with certain office facilities, equipment, supplies and administrative services at a practice located at 2428 Santa Monica Boulevard, Suite 103, Santa Monica, California (the “Office”).

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.             Manager’s Undertakings.

(a)           Management. The Manager will be responsible for general management and administration operations of the Office, excluding the provision of medical services. The Manager shall not engage in the practice of medicine.

(b)           Personnel. Manager shall provide, on behalf of Medical Group, all support personnel including, but not limited to, technicians, physicists, dosimetrists, nurses, receptionists, secretaries, clerks, management personnel and/or other personnel as necessary, as determined by the Manager in consultation with Medical Group (“Manager Personnel”). Manager shall be responsible for recruiting, managing, supervising compensating and terminating the Manager Personnel. Manager shall be responsible for all salaries, fringe benefits, taxes and insurance necessary with respect to such individuals. At such times as the Manager Personnel are providing services on Medical Group’s behalf, Medical Group shall have authority and responsibility for (i) the supervision and control of the Manager Personnel (while providing services on behalf of the Medical Group) and (ii) determining the means and methods by which the Manager Personnel provides services hereunder.

(c)           Equipment. Manager hereby leases to the Medical Group the furniture, fixtures and equipment at the Office described on Exhibit A hereof (the “Equipment”) and Medical Group hereby leases such Equipment from Manager. Manager shall maintain all Equipment in good repair, condition and working order, and shall furnish all parts and services for the Equipment reasonably required therefor including, without limitation, preventive and routine maintenance as necessary and appropriate, as determined by Manager in its sole discretion. The parties agree and acknowledge that Medical Group shall be free to exercise its professional judgment with respect to the use of the Equipment. The Equipment provided hereunder shall, at all times, be and remain the property of Manager. Medical Group shall not cause or permit the Equipment to be subject to any lien, levy, attachment, encumbrance or charge, or to any judicial process of any kind whatsoever, and shall not remove the Equipment from the Office without the prior written consent of Manager.

(d)           Licensing, Inspection and Regulatory Fees. Manager shall be responsible for all licensing, inspection and regulatory fees incurred in connection with the services provided by Manager hereunder.

(e)           Supplies. Manager shall provide Medical Group with such office and medical supplies as are necessary for patient care and treatment and the operation of the Office by Medical Group as reasonably determined by Medical Group in consultation with the Manager.

(f)            No Marketing. Manager and Medical Group expressly agree and acknowledge that Manager is not being engaged to, nor at any time shall Manager, provide marketing services, directly or indirectly, to or on behalf of Medical Group.

2.             Term. The term of this Agreement shall commence as of May       , 2006 (the “Commencement Date”) and, shall, unless sooner terminated as herein, continue until                          , 2031 (the “Term”).

3.             Provision of Professional Services. Medical Group, as an independent contractor, shall be and remain fully responsible for all professional medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine. In connection therewith, Medical Group shall provide all related physician support through its physician-employees and/or other physicians otherwise engaged by the Medical Group (the “Physicians”).

4.             Compensation.

(a)           The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties hereunder, an amount equal to seventy-seven (77%) percent of Net Collected Dollars. For purposes of this Agreement, “Net Collected Dollars” shall mean the gross collections, net of refunds, overpayments and the five percent (5%) billing fee (the “Billing Fee”) due Financial Services of Southwest Florida, LLC by Medical Group pursuant to the Billing Services Agreement (as described in Section 5(a)), attributable to radiation therapy services generated by the Medical Group at the Office (the “Management Fee”). The amount of gross collections, net of refunds and overpayments and the Billing Fee, to radiation therapy services performed by the Medical Group at the Office shall be referred to herein as “Office Revenues.”

(b)           Payment of the Management Fee shall be due no later than the fifteenth (15th) day of the month following the last day of the month in which services were rendered by Manager hereunder.

(e)           Following the expiration or other termination of this Agreement for any reason, Manager shall continue to be entitled to receive the Management Fee for services provided prior to the expiration or other termination of this Agreement but for which collections are actually received following such expiration or other termination of this Agreement.

5.             Billing and Collections. Medical Group shall engage Financial Services of Southwest Florida, a Florida limited liability company to provide billing and collection services on behalf of Medical Group pursuant to that a Billing Services Agreement (the “Billing Services Agreement”).

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6.             Representations of the Medical Group The Medical Group hereby makes the following representations, warranties and covenants to Manager, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)           Licensed Providers. Each physician engaged by the Medical Group to provide services at the Office shall be duly licensed to practice medicine in the State of California and shall be board certified or board eligible in the specialty of radiology and shall maintain professional liability insurance in minimum amounts of $1,000,000/$3,000,000 per annum.

(b)           Permits. Each of the Medical Group and each physician providing services on behalf of the Medical Group shall have all necessary licenses, certificates, permits, approvals, franchises, notices and authorizations issued by governmental entities or other regulatory authorities, federal, state or local, required for the ownership and operation of the Medical Group and the operation of the Practice.

(c)           No Encumbrances. Title to the Equipment and other property provided by Manager hereunder shall remain with Manager. The Medical Group shall not take any action which would adversely affect or encumber Manager’s title or interest in the Equipment.

(i)            Responsibility for Medical Services. The Medical Group shall be and remain fully responsible for all medical services provided at the Office. In no event shall Manager be deemed to be engaged in the practice of medicine.

(d)           Duly Authorized. This Agreement has been duly authorized, executed and delivered by the Medical Group and is binding upon.

(e)           Duly Organized. The Medical Group is duly organized under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement.

(f)            Capacity to Contract. The Medical Group has the capacity and authority to fulfill the obligations required of it hereunder and nothing prohibits or restricts the right or ability of the Medical Group to carry out the terms hereof.

(g)           Violations of Law. Neither the Medical Group nor any agreement, document or instrument executed or to be executed by it in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which the Medical Group is bound which would affect Manager’s rights hereunder.

7.             Manager’s Representations. Manager hereby makes the following representations, warranties, and covenants to the Medical Group, each of which shall be true as of the date hereof and shall continue to be true during the term of this Agreement:

(a)           Duly Authorized. This Agreement has been duly authorized, executed and delivered by Manager and is binding upon it;

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(b)           Duly Organized. Manager is duly organized under the laws of the State of California and authorized and qualified to do all things required of it under this Agreement;

(c)           Capacity to Contract. Manager has the capacity and authority to fulfill the obligations required of it hereunder and, to the best of Manager’s knowledge and belief, nothing prohibits or restricts the right or ability of Manager to carry out the terms hereof; and

(d)           Violations of Law. Neither Manager nor any agreement, document or instrument executed or to be executed in connection with this Agreement, or anything provided in or contemplated by this Agreement, does or will, to the best of Manager’s knowledge and belief, violate any applicable law, rule or regulation or breach, invalidate, cancel, make inoperative or interfere with, or result in acceleration of maturity of, any contract or agreement to which Manager is bound which would affect the rights of the Medical Group hereunder.

8.             Operation of Office. In the performance of their respective obligations hereunder, Medical Group and Manager shall comply with all applicable regulations and laws (including, without limitation, applicable zoning regulations and rules and regulations governing the practice of medicine) and shall use commercially reasonable efforts to ensure that the Office complies with the rules and regulations of all regulatory bodies, agencies or authorities having jurisdiction over them.

9.             Independent Contractors.

(a)           This Agreement is by and between Manager and Medical Group and is not intended, and shall not be construed, to create an employment relationship, partnership or other such association as between the parties. Each party is an independent contractor of the other.

(b)           Neither Manager nor its employees or agents shall look to Medical Group for vacation pay, sick leave, retirement benefits, Social Security, worker’s compensation, disability or unemployment insurance benefits, or other employee benefits; nor shall Medical Group or its employees or agents look to Manager for the same.

(c)           In performing the services required hereunder, Medical Group and its physician-employees and contractors shall exercise independent professional judgment. Manager shall not exercise any control over matters of Medical Group involving the exercise of professional medical judgment.

(d)           In the event the Internal Revenue Service or any other governmental agency shall, at any time, question or challenge the independent contractor status of either party, the party who received notice of same shall promptly notify the other party and afford the other party the opportunity to participate in any discussion or negotiation with the Internal Revenue Service or other governmental agency, irrespective of by whom such discussions or negotiations are initiated. The other party shall participate in any such discussions or negotiations to the extent permitted by the Internal Revenue Service or other governmental agency.

(e)           During the Term of this Agreement, all medical records with respect to Medical Group’s patients shall remain in the custody and control of Medical Group. Such records shall be stored at such location or locations as Medical Group shall direct Upon any

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termination of this Agreement, Medical Group, at its own expense, shall remove such records from such location or locations. Notwithstanding the foregoing, at all times during the term of this Agreement and thereafter, the Manager shall be provided with access to such records, as requested, for billing and all other reasonable purposes, subject to applicable law regarding confidentiality. Manager’s rights set forth in this Section 9(e) shall expressly survive any termination of this Agreement.

10.           Default by Medical Group.

(a)           The occurrence of any one of the following shall constitute a default by Medical Group hereunder:

(i)            if Medical Group fails to pay the Management Fee when due;

(ii)           if Medical Group is in breach of the Sublease and such breach is not cured within the applicable period provided therein;

(iii)          if Medical Group is deemed to be in breach of any of the material representations, warranties or covenants of this Agreement and such breach remains uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager, or, if such breach cannot be cured within thirty (30) days, Medical Group has failed to commence to cure such breach within such thirty (30) day period and diligently proceeded to effect such cure;

(iv)          if Medical Group fails to observe or perform any of its other obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after delivery of written notice thereof to Medical Group from Manager or, if such failure cannot be cured within such thirty (30) day period, Medical Group has failed to commence to cure such failure within such thirty (30) day period and diligently proceeded to effect such cure;

(v)           if Medical Group (A) ceases to practice medicine, in the specialty of radiation therapy; (B) makes an assignment for the benefit of creditors; (C) admits in writing its inability to pay its debts as they become due; (D) files a petition seeking reorganization, an arrangement, readjustment, or similar arrangement under any present or future statute, law or regulation; (E) files an answer admitting the material allegations of a petition filed against it in any such proceeding; or (F) consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of its assets or properties;

(vi)          if within sixty (60) days after the commencement of any proceedings against Medical Group seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Medical Group’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated; or

(vii)         if Medical Group is determined, by an appropriate governing body or court, to have violated any applicable law, rule, regulation or ethical standard related to the

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conduct of the practice of medicine which results in Medical Group being unable to provide professional medical services.

(b)           Upon a default by Medical Group which has not been cured within the applicable cure period, Manager shall have the right to immediately terminate this Agreement.

11.           Default by Manager.

(a)           The occurrence of any one of the following shall constitute a default by Manager hereunder.

(i)            If Manager fails to observe or perform any of its obligations hereunder in any material respect and such failure continues uncured for a period of thirty (30) days after written notice thereof to Manager from Medical Group or, if such failure cannot be cured within such thirty (30) day period, the Manager has failed to commence to cure such failure within such thirty (30) day period and diligently proceed to effect such cure;

(ii)           If Manager: (A) makes an assignment for the benefit of creditors; (B) admits in writing its inability to pay its debt as they become due; (C) files a petition seeking reorganization and arrangement, readjustment or similar arrangement under the present or future statute, law or regulation, if any present or future; (D) files an answer admitting the material allegations of a petition filed against it and any such proceeding; or (E) consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of all or any part of its assets or properties; or

(iii)          If, within sixty (60) days after the commencement of any proceedings against Manager seeking reorganization or similar relief under any present or future statute, law or regulation, such proceedings shall have not been dismissed, or if within sixty (60) days after the appointment (without Manager’s consent or acquiescence) of any trustee, receiver or liquidator of all or any substantial part of its assets or properties, such appointment shall not have been vacated.

(b)           Upon a default by Manager, which has not been cured within the applicable cure period, Medical Group shall have the right to immediately terminate this Agreement.

12.           Termination.

(a)           This Agreement shall terminate upon the following events:

(i)            the mutual written agreement of the parties; or

(ii)           as provided in Sections 2, 10 and/or 11.

13.           Restrictive Covenants.

(a)           At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly:

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(i)            engage in the ownership, operation or management of any radiation oncology practice or facilities or otherwise engage in the provision of radiation oncology services (whether as a separate business or in conjunction with any other business (a “Competing Business”) within an eight (8) mile radius of the Office (the “Service Area”); or

(ii)           have any interest, whether as owner, stockholder, partner, member, director, officer, employee or consultant in any Competing Business in the Service Area.

(b)           At all times while this Agreement remains in effect Medical Group agrees that it shall not, directly or indirectly, (i) solicit, encourage or advise patients serviced during the term of this Agreement to obtain or seek professional services from any professional who is not an employee, independent contractor or partner of Medical Group, or (ii) solicit, encourage or advise any employees of Manager to terminate employment with Manager for any reason whatsoever. Notwithstanding the foregoing, nothing in this Agreement is intended to prevent Medical Group from referring a patient in need of specialty services not otherwise provided by Medical Group, or for other reasons in the best interests of the patient, to another duly licensed professional or facility.

(c)           Medical Group acknowledges that the restrictive covenants contained in this Section 13 have unique value to Manager, the breach of which cannot be adequately compensated in an action of law. Medical Group further agrees that, in the event of the breach of the restrictive covenants contained herein, Manager shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining either or both of them from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, Manager shall be entitled to a temporary restraining order and a preliminary injunction. The prevailing party shall be entitled to reimbursement from the other party of its reasonable costs and expenses (including attorneys’ fees and disbursements) of, or related to, such action or proceeding. No such remedy shall be construed to be the exclusive remedy of Manager and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(d)           If any court of competent jurisdiction shall deem any of the restrictive covenants contained in this Section 13, or portion of any such covenants, too extensive or unenforceable, the other provisions of this Section 13 shall nevertheless stand and remain enforceable according to their terms. In such circumstance, the parties hereto expressly authorize the court to modify such covenants or offending portion thereof, so that the restrictions, limitations and scope of the restrictive covenants extend for the longest period, comprise the largest territory and are enforceable to the maximum permissible extent by law under the circumstances.

14.           Confidentiality. The terms and conditions of this Agreement are and shall be treated as confidential, and shall not hereafter be disclosed by any party hereto or any of their respective attorneys to any person or entity, except to financial and legal advisors and others who need to know them to effectuate the purposes of this Agreement, or as may be required by law.

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Any individual to whom the terms and conditions of this Agreement have been disclosed will be advised of and shall abide by the confidentiality instructions of this Section 14.

15.           Regulatory Matters.

(a)           The parties hereto acknowledge and agree that the amounts due to Manager from Medical Group pursuant to this Agreement have been determined by the parties through good faith and arm’s length bargaining to be commercially reasonable, to reflect fair market value and to not in any way be based upon the volume or value of patient referrals or any other business generated between the parties. Manager and Medical Group enter into this Agreement with the intent of conducting their relationship and implementing the agreements contained in this Agreement in full compliance with applicable federal, state and local law, including without limitation, the Medicare/Medicaid Anti-Kickback statute (the “Anti-Kickback Law”) and Section 1877 of the Social Security Act (the “Stark Law”), as amended. Notwithstanding any unanticipated effect of any of the provisions of this Agreement, neither party will intentionally conduct itself under the terms of this Agreement in a manner that would constitute a violation of the Anti-Kickback Law or the Stark Law or any similar California law, rule or regulation. Without limiting the generality of the foregoing, Manager and Medical Group expressly agree that nothing contained in this Agreement shall require either party to refer any patients to the other, or to any affiliate or subsidiary of the other.

(b)           For purposes of this Section 15, “protected health information”, or PHI, has the meaning defined by the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Part 160 and Subparts A and E of Part 164 (the “Privacy Standards”), as promulgated by the Department of Health and Human Services (“HHS”) pursuant to the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). Medical Group agrees to implement appropriate administrative, technical and physical safeguards to limit incidental disclosures of PHI.

(c)           Change of Law. In the event that any law, rule, regulation applicable to this Agreement or any rule or policy of any third-party payor, or any policy, or any interpretation thereof at any time during the term of this Agreement is modified, implemented, threatened to be implemented, or determined to prohibit, restrict or in any way materially change the terms of this Agreement, or by virtue of the existence of this Agreement has or will have a material adverse affect on the ability of either party to this Agreement to engage in any commercial activity on terms at least as favorable to that party as those reasonably attributable as of the date hereof (each of the foregoing being referred to herein as a “Change”), then the parties to this Agreement shall negotiate in good faith to amend this Agreement to the minimum degree necessary in a manner consistent with such change and the intent of the parties. If the parties are unable to reach agreement as to any such amendment reasonably necessary to remove the jeopardy contemplated herein, within sixty (60) days, this Agreement shall thereafter automatically terminate.

16.           Miscellaneous.

(a)           Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by certified mail, postage prepaid, return receipt requested or by a nationally recognized overnight courier, and

8

shall be deemed given when so delivered personally or by facsimile, or if mailed, five (5) days after the date of mailing as follows:

If to Manager:	LHA Inc.
2428 Santa Monica Boulevard, Suite 103 Santa Monica, California 90404
Attention: Michael L. Steinberg, M.D. and Leopold T. Avallone, M.D.

If to Medical Group:	21st Century Oncology of California
2234 Colonial Boulevard
Fort Myers, Florida 33907
Attention: Daniel Dosoretz, M.D. President and Chief Executive Officer

or to such other address and to the attention of such other person(s) or officer(s) as either party may designate by written notice.

(b)           Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

(c)           Further Instruments. At any time and from time to time, each party shall, without further consideration and at its own expense, take such further actions and execute and deliver such further instruments as may be reasonably necessary to effectuate the purposes of this Agreement.

(d)           Entire Agreement. This Agreement (including the exhibits hereto) contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements between them, written or oral.

(e)           Severability. In the event that any term or provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, rule or regulation, such term or provision shall be deemed severed from this Agreement and the remaining terms and provisions shall remain unaffected thereby provided the invalid term does not materially alter the basic purpose or intent of this Agreement.

(f)            Assignment. Neither party shall assign any of its rights or obligations under this Agreement without the express, prior written consent of the other party.

(g)           Waiver of Breach. No waiver of a breach of any provision of this Agreement shall be construed to be a waiver of any breach of any other provision of this Agreement or of any succeeding breach.

(h)           Amendments. This Agreement shall not be changed or modified except by an instrument in writing executed by both parties hereto. Without limiting any other provision herein, in the event that rules, policies, directives and/or orders of the United States

9

Department of Health and Human Services or any other applicable federal, state, or local agency or third-party payor necessitate modifications or amendments to this Agreement, the parties hereto agree to so modify or amend this Agreement to conform with such rules, policies, directive and/or orders, provided they do not materially affect the duties and obligations of the parties hereunder.

(i)            Attorneys’ Fees. In the event of a dispute hereunder, the prevailing party shall be entitled to all of its costs incurred in connection with the disposition of such dispute, including, without limitation, reasonable attorneys’ fees and costs through all trial and appellate levels and post judgment proceedings.

(j)            Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

LHA, INC.

By:	/s/ Michael L. Steinberg
Name: Michael L. Steinberg, M.D.
Title: Chairman and Chief Financial Officer

By:	/s/ Leopold T. Avallone
Name: Leopold T. Avallone, M.D.
Title: President

21ST CENTURY ONCOLOGY OF CALIFORNIA, a Medical Corporation

By:	/s/ David M. Koeninger
Name: David M. Koeninger
Title: Chief Financial Officer

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EXHIBIT A

Assets

1.             All tangible assets used in the provision of radiation oncology services (the “Business”) located at the Office, whether owned or leased, including, without limitation, all instruments, tools, medical equipment, supplies and office equipment and all fixtures and improvements.

2.             All inventories of clinical supplies and instruments, pharmaceuticals, inventory, paper goods, raw materials, finished goods, demonstration equipment, parts, packaging materials and other products, materials, or accessories related thereto that are held at, or are in transit from or to, the Office.

3.             All software programs (including source and object codes and related documentation for software owned by the Manager and used in connection with or developed for support of the operations of the Business, as well as the internet web sites used by Manager with respect to the Business and the related universal record locators (“URLs”) used in connection therewith.

4.             All files, documents, instruments, papers, books and records relating to the Business, operations, condition of (financial or other) results of operations and assets and properties of Manager, including without limitation, patient lists, medical documentation, payor verification, mailing lists and related documentation, financial statements, tax returns and related work papers and letters from accountants, personnel records and files, budgets, ledgers, journals, computer files and programs; retrieval programs, operating data and plans and environmental studies and plans.

5.             All telephone numbers, facsimile numbers, electronic addresses and passwords used in connection with the Business.

6.             All intangible personal property of the Manager relating to or in connection with the Business or Assets, including, without limitation, Manager’s rights to and use of the name “Santa Monica Cancer Treatment Center” and all of Manager’s rights, title to and interest therein and thereunder.

SECOND ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

This Second Addendum (the “Addendum”) is entered into as of November 1, 2006, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“Manager”) and 21ST CENTURY ONCOLOGY OF CALIFORNIA A MEDICAL CORPORATION, a California medical corporation (“Medical Group”). This Addendum amends Sections 1.(a) of the Management Services Agreement dated May 1, 2006, as set forth below.

From and after the date here of,

(i) Section 1.(a) shall be amended to read as follows:

“(a) Management. The Manager will be responsible for general management and administration operations of the Office locations, excluding the provision of medical services, set forth on Exhibit B hereto. The Manager shall not engage in the practice of medicine.”

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David M. Koeninger
David M. Koeninger
Chief Financial Officer

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

EXHIBIT B

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

Office Locations and Manager Compensation

Office Location	Manager Compensation as a % of Net Collected Dollars

Palm Desert	77%
77840 Flora Road
Palm Desert, CA 92211

Santa Monica	77%
2428 Santa Monica Boulevard
Suite 103
Santa Monica, CA 90404

Beverly Hills Radiation Oncology	77%
150 N. Robertson Blvd.
Suite 160
Beverly Hills, CA 90221

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into as of August 1, 2006, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“Manager”) and 21ST CENTURY ONCOLOGY OF CALIFORNIA A MEDICAL CORPORATION, a California medical corporation (“Medical Group”). This Addendum amends certain sections of the Management Services Agreement dated May 1, 2006, which was assumed by Manager in conjunction with Manager’s acquisition of certain assets from LHA, Inc. also on May 1, 2006, as set forth below.

From and after the date here of,

(i) Section 1.(a) shall be amended to read as follows:

“(a) Management. The Manager will be responsible for general management and administration operations of the Office locations, excluding the provision of medical services, set forth on Exhibit B hereto. The Manager shall not engage in the practice of medicine.”

(ii) Section 1.(g) shall be added to read as follows:

“(g) Patient-Related Matters.

(a)                                  Patient Relations, Scheduling, Etc. Manager shall assist Medical Group in maintaining positive patient relations by, among other things, in conjunction with and at the direction of Medical Group: scheduling patient appointments; responding to patient grievances and complaints in matters other than medical evaluation, diagnosis, and treatment; and establishing and maintaining in Medical Group’s name and on its behalf patient transfer arrangements to expedite referrals where medically necessary, as determined and requested by the attending physician.

(b)                                 Recordkeeping. Manager shall assist Medical Group in maintaining patient medical records in accordance with applicable laws concerning their confidentiality and retention, and promptly making such records available to Medical Group’s employed providers, contracting providers and other appropriate recipients. Notwithstanding the foregoing sentence, patient medical records shall be and shall remain the property of Medical Group, and the content thereof shall be solely the responsibility of Medical Group.

(c)              Quality Assurance.

a.               In General. Manager shall assist Medical Group, in accordance with criteria established by Medical Group, in the development and implementation of appropriate quality assurance programs, including development of performance and utilization standards, sampling techniques for case review, and preparation of appropriately documented studies. Notwithstanding the foregoing, Manager shall not perform any duties that constitute the corporate practice of medicine in California and all other states in which an Office at which the Medical Group provides patient medical services is located.

b.              Periodic Independent Review. On behalf of Medical Group, Manager may periodically perform quality assurance and utilization reviews through nurses employed by it; provided however, that Manager shall not engage in activities which constitute the practice of medicine under applicable law. Alternatively, Manager may periodically arrange for an independent quality assurance and utilization review to be performed by persons who are unrelated to Medical Group or Manager, or to any Affiliate of Medical Group or Manager, which has expertise in such areas, and which has been approved in advance by Medical Group. Such review shall include a random sampling of medical records (consistent with laws regarding the confidentiality of medical records), an analysis of Medical Group’s quality assurance utilization review procedures, and an analysis of the appropriateness of costs associated with operating Medical Group’s medical practice at the practice.”

(iii) Section 1. (h) shall be added to read as follows:

“(h)         Offices. Manager shall provide, manage and maintain the real property comprising the Offices and reasonable improvements during the term of this Agreement. In consultation with Medical Group, Manager shall oversee all management, maintenance and other decisions pertaining to the Offices consistent with the terms of this Agreement. Manager shall maintain the Offices in good condition and repair, reasonable wear and tear excepted. Manager shall provide such additional and/or replacement facilities as Medical Group and Manager agree, from time to time. Manager shall provide Medical Group with all utilities (including water, gas and electricity), heat, air conditioning, telephone, janitorial services and disposal services (including the disposal of medical wastes) required in connection with the operation of the Offices.”

(iv)   The first sentence of Section 4.(a) shall be amended to read as follows:

“(a) The Manager shall be paid, and Manager shall accept as payment for the full performance of its duties hereunder, an amount equal to the respective percentage of Net Collected Dollars for each Office as contained in Exhibit B hereto.”

(v)   Section 2. shall be amended to read as follows:

“2. Term. The initial term of this Agreement shall commence as of May 1, 2006 (the “Commencement Date”) and, shall, unless sooner terminated as herein, continue until April 30, 2031, and shall be automatically renewed for successive five (5) year periods thereafter (collectively, the “Term”), provided that neither Manager nor the Medical Group shall have given notice of termination of this Agreement at least one hundred twenty (120) days before the end of the initial term or any renewal term.”

(vi) Sections 13.(a) and (b) shall be amended to read as follows:

“13.  Restrictive Covenants.

(a)                                  During the Term of this Agreement and for three (3) years following the termination of this Agreement, Medical Group agrees that it shall not, directly or indirectly:

(i)             engage in the ownership, operation or management of any radiation oncology practice or otherwise engage in the provision of radiation oncology services (whether as a separate business or in conjunction with any other business (a “Competing Business”) within an eight (8) mile radius of the Office (the “Service Area”)); or

(ii)          have any interest, whether as owner, stockholder, partner, member, director, officer, employee or consultant in any Competing Business in the Service Area.

(b)                                 During the Term of this Agreement and for three (3) years following the termination of this Agreement, Medical Group agrees that it shall not, directly or indirectly, (i) solicit, encourage or advise patients serviced during the Term of this Agreement to obtain or seek professional services from any professional who is not an employee, independent contractor or partner of Medical Group, or (ii) solicit, encourage or advise any employees of Manager to terminate employment with Manager for any reason whatsoever. Notwithstanding the foregoing, nothing in this Agreement is intended to prevent Medical Group from referring a patient in need of specialty services not otherwise provided by Medical Group, or for other reasons in the best interests of the patient, to another duly licensed professional or facility.”

(vii)                        Section 16(k) shall be added to read as follows:

“(k)         Indemnification. Medical Group shall indemnify, hold harmless and defend Manager, its officers, directors, shareholders, employees, agents and independent contractors (the “Manager Parties”) from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys’ fees and disbursements (a “Manager Loss”)), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by Manager and/or its partners, agents, employees and/or subcontractors (other than Manager) during the Term hereof except with respect to any Manager Loss which is the result of any gross or willful misconduct by a member of Manager Parties. Manager shall indemnify, hold harmless and defend Medical Group, its officers, directors, shareholders, employees, agents and independent contractors (the “Medical Group Parties”) from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys’ fees and disbursements) (a “Medical Group Loss”), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by Manager and/or its partners, agents, employees and/or subcontractors (other than Manager) during the Term hereof except with respect to any Medical Group Loss which is the result of any gross or willful misconduct by a member of Medical Group Parties.”

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David M. Koeninger
David M. Koeninger
Chief Financial Officer

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

EXHIBIT B

ADDENDUM TO MANAGEMENT SERVICES AGREEMENT

Office Locations and Manager Compensation

Office Location	Manager Compensation as a % of Net Collected Dollars

Palm Desert	77%
77840 Flora Road
Palm Desert, CA 92211

Santa Monica	77%
2428 Santa Monica Boulevard
Suite 103
Santa Monica, CA 90404

ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into as of January 1, 2006, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“MANAGEMENT SERVICES”) and 21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION, a California medical corporation (the “PC”). This Addendum amends Section 3.1 of the Administrative Services Agreement dated August 1, 2003 between the parties (the “Agreement”) to adjust the monthly Service Fee of $39,583.33 paid in 2005 to a monthly Service Fee of $184,000.00 and replaces the Addendum of that same Section dated January 1, 2005. From and after the date hereof, Section 3.1 shall read as follows:

3.1. Service Fee. For the services to be provided hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $184,000.00. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David Koeninger
David Koeninger
Vice President and CFO

Accepted:	21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into as of January 1, 2005, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“MANAGEMENT SERVICES”) and 21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION, a California medical corporation (the “PC”). This Addendum amends Section 3.1 of the Administrative Services Agreement dated August 1, 2003 between the parties (the “Agreement”) to adjust the monthly Service Fee of $21,666.67 paid in 2004 to a monthly Service Fee of $39,583.33 and replaces the Addendum of that same Section dated January 1, 2004. From and after the date hereof, Section 3.1 shall read as follows:

3.1. Service Fee. For the services to be provided hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $39,583.33. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David Koeninger
David Koeninger
Vice President and CFO

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into as of January 1, 2004, by and between CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“MANAGEMENT SERVICES”) and 21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION, a California medical corporation (the “PC”). This Addendum amends Section 3.1 of the Administrative Services Agreement dated August 1, 2003 between the parties (the “Agreement”).

From and after the date hereof, Section 3.1 shall read as follows:

3.1. Service Fee. For the services to be provided hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee of $21,667.00. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:	CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

	By:	/s/ David Koeninger
David Koeninger
Vice President and CFO

Accepted:	21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

	By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
Vice President

ADMINISTRATIVE SERVICES AGREEMENT
“California”

This Administrative Services Agreement (“Agreement”) is entered into as of August 1, 2003 (“Effective Date”) by and among CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC., a California corporation (“MANAGEMENT SERVICES”) and 21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION, a California medical corporation (the “PC”).

RECITALS

A.          The PC is a California medical corporation that engages in the business of providing or arranging for the provision of health care services (the “Practice”). The PC has entered into and throughout the term of this Agreement may (if MANAGEMENT SERVICES does not do so itself as provided herein) continue to enter into arrangements with insurers, HMOs and other third-party payers (“Payers”) to provide or arrange for the provision of health care services to persons covered by those Payers (“Enrollees”).

B.           The PC has entered into written employment agreements with physicians and other health care providers and health care professionals (“Employed Providers”) licensed to practice in the State of California. The PC may also enter into independent contractor agreements with various physicians and other health care providers and health care professionals (“Contracting Providers”) to assist the PC in providing or arranging for the provision of health care services to Enrollees and other patients of the PC (collectively, “Patients”).

C.           MANAGEMENT SERVICES engages in the business of providing certain administrative and support services concerning the day-to-day affairs of radiation therapy offices (the “Offices”), both in their startup and established phases, and in providing space, equipment, furnishings, supplies, inventory, personnel and working capital to Offices and facilities management in connection therewith.

D.          The PC desires to secure certain administrative services from MANAGEMENT SERVICES in connection with its operation of the Practice in the Offices, and to lease from MANAGEMENT SERVICES certain space, equipment, furnishings, supplies and inventory in connection therewith.

E.           The PC and MANAGEMENT SERVICES desire to enter into a written agreement for the provision by MANAGEMENT SERVICES, on an exclusive basis, of administrative services to the PC with respect to the Practice, and for the provision of space, furnishings, supplies, inventory, non-medical personnel and management services to the Practice, so as to permit the PC to devote its efforts on a concentrated and continuous basis to the rendering of medical services to its Patients.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

I. RESPONSIBILITIES OF THE PC

1.1.          Sole Responsibility for All Medical and Professional Matters. All medical and professional matters relating to the provision of radiation therapy or oncology services at the Offices shall be the sole responsibility of the PC. The PC shall use and occupy the facilities provided by MANAGEMENT SERVICES hereunder exclusively for the practice of medicine. The PC expressly acknowledges that the medical practice or practices conducted at these facilities shall be conducted solely by Employed Providers and Contracting Providers.

1.2.          Employed Providers and Contracting Providers. The PC shall have complete control of and responsibility for the hiring, engagement, compensation, supervision, evaluation, and termination of all Employed Providers and Contracting Providers, including nurses, physician assistants and other licensed healthcare professionals. With respect to physicians, the PC shall only employ and contract with licensed physicians meeting applicable credentialing guidelines established by the PC. The PC shall be responsible for the payment of salaries and wages, compensation, payroll taxes, employee benefits, and all other taxes and charges now or hereafter applicable to Employed Providers and Contracting Providers. Prior to making any changes with respect to any of the Employed Providers or Contracting Providers, the PC shall consult with MANAGEMENT SERVICES, although MANAGEMENT SERVICES shall provide input only and shall not conclude whether an Employed Provider should be hired or terminated. The PC shall also consult with MANAGEMENT SERVICES with regard to the terms of contracts entered into between the PC and Employed Providers and Contracting Providers and the terms and conditions of their employment or engagement as independent contractors, as applicable.

1.3.          Fees, Charges and Payer Agreements. The PC shall, after consultation with MANAGEMENT SERVICES, determine the fees, charges, premiums, or other amounts due in connection with its delivery of health care services to Patients. Such fees, charges, premiums, or other amounts, regardless of whether determined on a fee-for-service, capitated, prepaid, or other basis, shall be reasonable and consistent with the fees, charges, premiums and other amounts due to health care providers for similar services within the community under the type of reimbursement program involved. MANAGEMENT SERVICES shall provide input relating to the foregoing but shall not conclude the level of fees, charges, premiums, or other amounts the PC should establish.

1.4.          Compliance with law. The PC shall require all of its Employed Providers and Contracting Providers to comply with all laws, regulations, and ethical and professional standards applicable to the practice of medicine. Employed Providers and Contracting Providers who are physicians shall at all times be licensed to practice medicine in the State of California and all other states in which an Office at which such physician provides patients medical services is located.

1.5.          Offices; Hours of Operation; Staffing. The PC shall conduct the Practice from the current Office located in California at 78120 Wildcat Drive, Palm Desert, California, 92211 as well as such hospitals and other facilities as may be agreed upon by MANAGEMENT SERVICES and the PC from time to time. Any additional or substitute Office shall be deemed to be part of the Practice for the purposes of this Agreement. The hours of operation and the medical staffing of the Offices shall be established by the agreement of the PC and MANAGEMENT SERVICES from time to time hereafter.

1.6.          Quality Assurance. The PC shall rigorously monitor utilization and quality of services provided by Employed Providers and Contracting Providers, shall develop, maintain and administer quality assurance programs and performance standards and shall take all steps necessary to remedy any and all deficiencies in the efficiency or the quality of medical care provided.

1.7.          Patient Referrals. The parties agree that the benefits to the PC hereunder do not require, are not payment for, and are not in any way contingent upon the admission, referral or any other arrangements for the provision of any item or service offered by MANAGEMENT SERVICES or any Affiliate, as defined in Section 8.21 of this Agreement, of MANAGEMENT SERVICES to any of the PC’s Patients in any facility or laboratory controlled, managed or operated by MANAGEMENT SERVICES or any Affiliate of MANAGEMENT SERVICES.

1.8.          Professional Dues and Education Expenses. The PC and its Employed Providers and Contracting Providers shall be solely responsible for the cost of membership in professional associations, and continuing professional education. The PC shall ensure that each of its Employed Providers and Contracting Providers participates in such continuing medical education as is necessary for such provider to remain current with professional licensure and community standards.

1.9.          Professional Insurance Eligibility. The PC shall cooperate with MANAGEMENT SERVICES in the obtaining and retaining of professional liability insurance by assuring that either its Employed Providers and Contracting Providers are insurable or instituting proceedings to terminate any Employed Provider of Contracting Provider who is not insurable or loses his or her insurance eligibility. Termination shall be effective no more than thirty (30) days from such determination. The PC shall require all Employed Providers and Contracting Providers to participate in an on-going risk management program.

1.10.        Fees for Professional Services. MANAGEMENT SERVICES shall be solely responsible for legal, accounting and other professional services incurred by the PC in operating the Practice absent a violation by the PC of any provisions of this Agreement.

II. RESPONSIBILITIES OF MANAGEMENT SERVICES

2.1.          General Responsibility. MANAGEMENT SERVICES shall have general responsibility for providing fiscal services, administrative services, and other strategic and tactical support services to the PC with respect to the Practice, except as otherwise provided in this Agreement. MANAGEMENT SERVICES shall perform all required functions in accordance with sound management techniques. Notwithstanding MANAGEMENT SERVICES’s general and specific rights and responsibilities set forth in this Agreement, the PC shall have full authority and control with respect to all medical, professional and ethical determinations over the PC’s Practice to the extent required by federal, state and local laws, rules and regulations. MANAGEMENT SERVICES shall not engage in activities which constitute the practice of medicine under applicable laws. MANAGEMENT SERVICES shall neither exercise control over nor interfere with the physician-patient relationship, which shall be maintained strictly between the physicians employed by or contracting with the PC and the PC’s Patients.

2.2.          Responsibilities with Regard to Selected Patient- Related Matters.

(a)           Patient Relations, Scheduling, Etc. MANAGEMENT SERVICES shall assist the PC in maintaining positive Patient relations by, among other things, in conjunction with and at the direction of the PC: scheduling Patient appointments; responding to Patient grievances and complaints in matters other than medical evaluation, diagnosis, and treatment; and establishing and maintaining in the PC’s name and on its behalf Patient transfer arrangements to expedite referrals where medically necessary, as determined and requested by the attending physician.

(b)           Recordkeeping. MANAGEMENT SERVICES shall assist the PC in maintaining Patient medical records in accordance with applicable laws concerning their confidentiality and retention, and promptly making such records available to the PC’s Employed Providers, Contracting Providers and other appropriate recipients. Notwithstanding the foregoing sentence, Patient medical records shall be and shall remain the property of the PC, and the content thereof shall be solely the responsibility of the PC.

(c)           Quality Assurance.

(i)            In General. MANAGEMENT SERVICES shall assist the PC, in accordance with criteria established by the PC, in the development and implementation of appropriate quality assurance programs, including development of performance and utilization standards, sampling techniques for case review, and preparation of appropriately documented studies. Notwithstanding the foregoing, MANAGEMENT SERVICES shall not perform any duties that constitute the corporate practice of medicine in California and all other states in which an Office at which the PC provides patient medical services is located.

(ii)           Periodic Independent Review. On behalf of the PC,

MANAGEMENT SERVICES may periodically perform quality assurance and utilization reviews through nurses employed by it; provided, however, that MANAGEMENT SERVICES shall not engage in activities which constitute the practice of medicine under applicable law. Alternatively, MANAGEMENT SERVICES may periodically arrange for an independent quality assurance and utilization review to be performed by persons who are unrelated to the PC or MANAGEMENT SERVICES, or to any Affiliate of the PC or MANAGEMENT SERVICES, which has expertise in such areas, and which has been approved in advance by the PC. Such review shall include a random sampling of medical records (consistent with laws regarding the confidentiality of medical records), an analysis of the PC’s quality assurance utilization review procedures, and an analysis of the appropriateness of costs associated with operating the PC’s medical practice at the Practice.

2.3.          Responsibilities with Regard to Selected Financial Matters.

(a)           Billing. MANAGEMENT SERVICES shall submit on a timely basis all bills and necessary documentation required by Patients and Payers in order to obtain payment in connection with the PC’s delivery of health care services at the Practice or its arrangement for the delivery of such services. In seeking such payment, MANAGEMENT SERVICES shall act as the PC’s exclusive agent in billing and collecting professional fees, charges and other amounts owed to the PC. In this connection, the PC hereby appoints MANAGEMENT SERVICES, during the term of this Agreement, as the PC’s true and lawful attorney-in-fact, with power of substitution, for the following purposes relating to the Practice:

(i)            To bill the PC’s Patients on the PC’s behalf.

(ii)           To collect accounts receivable generated by such billings on the PC’s behalf, including, where deemed appropriate by MANAGEMENT SERVICES and approved in advance by the PC, settling and compromising claims, assigning such accounts receivable to a collection agency or the bringing of legal action against a Patient or Payer on the PC’s behalf.

(iii)          To receive payments on behalf of the PC from Patients and Payers, to cause such payments to be deposited into appropriate depository accounts (each such depository account, a “Collections Account”) and to write checks against or otherwise withdraw such payments to pay the PC Expenses (as hereinafter defined).

(b)           Accounting. MANAGEMENT SERVICES shall direct and maintain the operation of an appropriate accounting system with respect to the PC’s operation of the Practice which shall perform all bookkeeping and accounting services required for the operation of the Practice, including the maintenance, custody and supervision of business records, ledgers and reports; the establishment, administration and implementation of accounting procedures, controls and systems. Such accounting system shall allow MANAGEMENT SERVICES to prepare the reports specified in Section 2.3(c).

(c)           Reporting. MANAGEMENT SERVICES shall present to the PC reports on the financial condition of the PC on the basis set forth below in clauses (i) and (ii) and such other reports that the PC may reasonably request, including daily activity reports, weekly analyses, alternative delivery system reports, backlog reports and the like. MANAGEMENT SERVICES also shall provide such reports as may be required by any regulatory agency having jurisdiction over the operations of the PC.

The reports initially required to be delivered to the PC under this Section 2.3(c) with respect to the Practice are as follows:

(i)            As soon as possible after the close of each month, a balance sheet and a related statement of revenues and expenses showing the results of the PC’s operations for the preceding month of the fiscal year and the year to date.

(ii)           As soon as possible after the close of each fiscal year, a balance sheet and related statement of revenues and expenses showing the results of the PC’s operations during that fiscal year.

2.4.          Responsibilities with Respect to Facilities Management.

(a)           Office Management Service. MANAGEMENT SERVICES shall provide, supervise and direct the development of appropriate and efficient office management services with respect to the PC’s operation of the Practice.

(b)           Offices. MANAGEMENT SERVICES shall provide, manage and maintain the real property comprising the Offices and reasonable improvements during the term of this Agreement. In consultation with the PC, MANAGEMENT SERVICES shall oversee all management, maintenance and other decisions pertaining to the Offices consistent with the terms of this Agreement. MANAGEMENT SERVICES shall maintain the Offices in good condition and repair, reasonable wear and tear excepted. MANAGEMENT SERVICES shall provide such additional and/or replacement facilities as the PC and MANAGEMENT SERVICES agree, from time to time. MANAGEMENT SERVICES shall provide the PC with all utilities (including water, gas and electricity), heat, air conditioning, telephone, janitorial services and disposal services (including the disposal of medical wastes) required in connection with the operation of the Offices.

(c)           Use of Assets.

(i)            MANAGEMENT SERVICES shall lease or purchase and, when necessary, replace equipment and furnishings needed for the delivery of health care services by the PC at the Offices and for the delivery of services provided by MANAGEMENT SERVICES pursuant to this Agreement. MANAGEMENT SERVICES shall consult with the PC with respect to the suppliers, prices and specifications of such equipment and furnishings. MANAGEMENT SERVICES shall use its best efforts to keep and maintain the equipment and furnishings used by the PC at the Offices in good working order and condition.

(ii)           All assets provided or purchased under this Agreement by MANAGEMENT SERVICES, including any management information systems, shall remain the property of MANAGEMENT SERVICES and the PC shall have the right to use such assets only during the term of this Agreement.

(iii)          Nothing in this Agreement shall be construed to affect or limit in any way the professional discretion of the PC to select and use equipment, furnishings, inventory and supplies purchased by MANAGEMENT SERVICES in accordance with the terms of this Agreement insofar as such selection or use constitutes or might constitute the practice of medicine.

(d)           Supplies and Inventory. MANAGEMENT SERVICES shall provide and replenish, as necessary and as may be permitted by applicable law, the inventory and supplies needed for the delivery of medical services by the PC, and for the delivery of services by MANAGEMENT SERVICES pursuant to this Agreement. MANAGEMENT SERVICES shall consult with the PC with respect to the suppliers, prices and specifications of such inventory and supplies.

(e)           No Warranties. THE PC ACKNOWLEDGES THAT MANAGEMENT SERVICES MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE SUITABILITY OR ADEQUACY OF ANY FACILITIES, EQUIPMENT, FURNISHINGS, INVENTORY OR SUPPLIES PROVIDED PURSUANT TO THIS AGREEMENT FOR THE CONDUCT OF A MEDICAL PRACTICE OR FOR ANY OTHER PARTICULAR PURPOSE.

2.5.          Other Responsibilities.

(a)           Public Relations. MANAGEMENT SERVICES shall provide services reasonably necessary for enhancing public relations for the PC’s health care services and shall submit any public relations programs for prior review and revision, if necessary, and approval by the PC. Such public relations shall comply with applicable laws and regulations governing the use of promotional activities by the medical profession and with applicable standards of medical ethics.

(b)           Insurance.

(i)            Property and Liability Insurance. MANAGEMENT SERVICES shall obtain and maintain during the term of this Agreement, if available on commercially reasonable terms, (a) property damage insurance protecting the Practice premises and the personal property located therein against such hazards and in such amounts as MANAGEMENT SERVICES determines are reasonably prudent; and (b) general liability insurance in such amounts as MANAGEMENT SERVICES determines are reasonably prudent.

(ii)           General Liability Insurance. The PC shall obtain and maintain during the term of this Agreement general liability insurance in such amounts as the PC determines are reasonably prudent. The PC shall name MANAGEMENT SERVICES as an additional insured on such policies.

(iii)          Malpractice Insurance. It is understood that the PC and its Employed Providers shall, at the PC’s cost, at all times be covered by malpractice insurance with coverage in usual and customary amounts for practitioners of the same profession and specialties in California and, if applicable, other states. The PC shall ensure that its written agreements with Contracting Providers who are physicians require such Contracting Providers to at all times be covered by malpractice insurance in amounts that are usual and customary for practitioners of the same profession and specialty in California and, if applicable, other states. Such malpractice policies shall name MANAGEMENT SERVICES as an additional insured.

(iv)          Copies of Insurance Policies. MANAGEMENT SERVICES or the PC shall, upon request by the PC or MANAGEMENT SERVICES, as the case may be, promptly provide the PC or MANAGEMENT SERVICES, as the case may be, with copies of all policies of insurance that it procures under this Agreement. Each such policy shall provide that it cannot be modified or terminated except after thirty (30) days written notice to MANAGEMENT SERVICES.

(c)           Personnel. MANAGEMENT SERVICES shall furnish the services of all personnel other than physicians, nurses, physician assistants or other licensed healthcare professionals required for the operation of the Practice. Except as specifically provided in this Section 2.5(c), MANAGEMENT SERVICES has the power to recruit, hire, train, promote, assign, set the compensation level for, and discharge all personnel other than physicians, nurses, physician assistants or other licensed healthcare professionals. Any personnel employed by MANAGEMENT SERVICES who perform patient care services shall perform such services under the exclusive direction, supervision and control of the PC, while all other services of MANAGEMENT SERVICES personnel shall be performed under the exclusive direction, supervision and control of MANAGEMENT SERVICES. If the PC is dissatisfied with the services of any personnel employed by MANAGEMENT SERVICES, the PC shall consult with MANAGEMENT SERVICES. MANAGEMENT SERVICES shall in good faith determine whether the performance of that employee could be brought to acceptable levels through counsel and assistance, or whether, if requested by the PC (provided that such employee is not an officer or senior manager of MANAGEMENT SERVICES), such employee should be removed from providing services for the PC. Employee assignments shall be made with the intention of assuring consistent and continued rendering of quality services and to ensure prompt availability and accessibility of personnel to physicians in order to develop constant, familiar and routine working relationships between the Employed Providers, Contracting Providers and MANAGEMENT SERVICES personnel.

(d)           Employed Providers. MANAGEMENT SERVICES shall assist the PC in the administration of any employee benefit plans established by the PC in compliance with the provisions of Section 1.10 hereof.

(e)           Managed Care Agreements. MANAGEMENT SERVICES shall negotiate and administer all managed care agreements on behalf of the PC and shall consult with the PC on all professional and clinical matters relating thereto.

III. FINANCIAL ARRANGEMENTS

3.1.          Service Fee. For the services to be provided hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a Service Fee of Ten Thousand Dollars ($10,000.00) per month payable by the 15th day of the month following the month for which the Service Fee is being paid. The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

3.2.          Security Agreement; the PC Expenses. To secure the PC’s payment obligations hereunder, MANAGEMENT SERVICES may require the PC to enter into a security agreement, in form acceptable to MANAGEMENT SERVICES, to grant to MANAGEMENT SERVICES a security interest in the accounts receivable of the PC and all of the PC’s rights to receive payments under managed care contracts. The PC shall cooperate with MANAGEMENT SERVICES and execute all reasonably necessary documents in connection with the granting of such security interest.

All payments on behalf of the PC from Patients and Payers shall be deposited into one or more Collection Accounts. To the extent the PC receives any such payments, the PC shall direct such payments to MANAGEMENT SERVICES for deposit in one or more Collection Accounts.

3.3.          Arbitration. Any controversy or claim arising out of or relating to this Agreement or the transactions contemplated hereby, including any controversy or claim arising out of or relating to the parties’ decision to enter into this Agreement or the transactions contemplated hereby, shall be settled by binding arbitration. Each party shall select an arbitrator who has at least three (3) years experience in health care or medical practice management or in health care or medical practice dispute resolution. The arbitration proceedings shall be confidential and the arbitrators may issue appropriate protective orders to safeguard each party’s confidential information. Such protective orders shall be enforceable by any court of competent jurisdiction. Except as specifically provided in this section, the arbitration shall be conducted in accordance with the rules of conciliation and arbitration of the American Arbitration Association. The two arbitrators shall agree upon any issue no later than thirty (30) days after the date the second arbitrator has been engaged, and shall take into account the principles and objectives set forth in paragraph (b) below. If the two arbitrators cannot agree on a determination, then within five (5) days thereafter the two arbitrators shall select a third arbitrator, who shall have the same qualifications required for the first two arbitrators. No later than thirty (30) days after the date the third arbitrator is engaged, he or she shall determine which of the two positions best satisfies the provisions of the contract and the intent of the parties, taking into account the principles and objectives set forth in paragraph (b) below. The third arbitrator shall have no right to propose a middle ground between the two or to make any modification of the proposals of either party. The third arbitrator’s determination shall be final and binding on all parties. The cost and expense of the third arbitrator shall be shared equally between the parties. If either party fails to engage an arbitrator as required hereunder, the arbitrator selected by the other party shall conduct the arbitration and make the final decision in accordance with this Section 3.4.

IV. REPRESENTATIONS AND WARRANTIES; COVENANTS

4.1           Representation and Warranties and Covenants of the PC.

(a)           The PC hereby represents and warrants to MANAGEMENT SERVICES as follows:

(i)            The PC is and shall remain during the term of this Agreement a professional corporation duly organized, validly existing and in good standing under the laws of the State of California, actively engaged in the practice of medicine, and possessing full corporate power and authority to own its properties and to conduct the business in which it engages.

(ii)           The PC has full corporate power and authority to execute and deliver this Agreement and to engage in the transactions and obligations contemplated by this Agreement. Upon its execution, this Agreement shall constitute a valid and binding obligation of the PC, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting generally the rights of creditors and by principles of equity. The party executing this Agreement on behalf of the PC is duly authorized to do so.

(iii)          The consummation of the transactions contemplated by this Agreement will not: result in a breach of the terms, provisions, or conditions of or constitute a default under the Articles of Incorporation, By-Laws or other enabling or governing instruments of the PC or any agreement to which the PC is a party or by which it is bound; or, to the best knowledge of the PC, constitute a violation of any applicable law or regulation.

(b)           The PC hereby covenants to MANAGEMENT SERVICES that it shall not, without the prior written consent of MANAGEMENT SERVICES, take any action to terminate or nullify, or release any Employed Provider from, the terms of any noncompetition covenant set forth in any employment agreement between the PC and such Employed Provider.

4.2.          Covenants and Warranties of MANAGEMENT SERVICES. MANAGEMENT SERVICES hereby represents and warrants to the PC as follows:

(a)           MANAGEMENT SERVICES is and shall remain during the term of this Agreement a corporation which is duly organized, validly existing and in good standing under the laws of the State of California, possessing full corporate power and authority to own its properties and to conduct the business in which it engages.

(b)           MANAGEMENT SERVICES has full corporate power and authority to execute and deliver this Agreement and to engage in the transactions and obligations contemplated by this Agreement. Upon its execution, this Agreement shall constitute a valid and binding obligation of MANAGEMENT SERVICES, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting generally the rights of creditors and by principles of equity. The party executing this Agreement on behalf of MANAGEMENT SERVICES is duly authorized to do so.

(c)           The consummation of the transactions contemplated by this Agreement will not: result in any breach of the terms, provisions or conditions of or constitute a default under the Certificate of Incorporation, Bylaws or other enabling or governing instruments of MANAGEMENT SERVICES or any agreement to which MANAGEMENT SERVICES is a party or by which it is bound; or, to the best knowledge of MANAGEMENT SERVICES, constitute a violation of any applicable law or regulation.

V. TERM AND TERMINATION

5.1           Initial and Renewal Term. The term of this Agreement will be for an initial period of twenty-five (25) years after the Effective Date, and shall be automatically renewed for successive five (5) year periods thereafter (collectively, the “Term”), provided that neither MANAGEMENT SERVICES nor the PC shall have given notice of termination of this Agreement at least one hundred twenty (120) days before the end of the initial term or any renewal term, or unless otherwise terminated as provided in Section 5.2 of this Agreement.

5.2          Termination.

(a)           Termination by the PC. The PC may immediately terminate this Agreement at its discretion, upon written notice as follows:

(i)            If MANAGEMENT SERVICES becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolved or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed with thirty (30) days;

(ii)           If the MANAGEMENT SERVICES fails to comply with any material provision of this Agreement, or any other agreement with the PC, and does not correct such failure within sixty (60) days after written notice of such failure to comply is delivered by the PC specifying the nature of the breach in reasonable detail.

(b)           Termination by MANAGEMENT SERVICES. MANAGEMENT SERVICES may immediately terminate this Agreement at its discretion, upon written notice as follows:

(i)            If the PC becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolves or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed with thirty (30) days; or

(ii)           If the PC fails to comply with any material provision of this Agreement with MANAGEMENT SERVICES, and does not correct such failure within sixty (60) days after written notice of such failure to comply is delivered by MANAGEMENT SERVICES specifying the nature of the breach in reasonable detail.

(c)           Termination by Agreement. In the event the PC and MANAGEMENT SERVICES shall mutually agree in writing, this Agreement may be terminated on the date specified in such written agreement.

(d)           Legislative, Regulatory or Administrative Change. In the event there shall be a change in the Medicare or Medicaid statutes, federal statutes, state statutes, case laws, administrative interpretations, regulations or general instructions, the adoption of new federal or state legislation, or a change in any third-party reimbursement system, any of which are reasonably likely to materially and adversely affect the manner in which either party may perform or be compensated for its services under this Agreement or which shall make this Agreement or any related agreements unlawful or unenforceable, or which would be reasonably likely to subject either party to this Agreement, or any member, shareholder, officer, director, employee, agent or affiliated organization to any civil or criminal penalties or administrative sanctions, the parties shall immediately use their best efforts to enter into a new service arrangement or basis for compensation for the services furnished pursuant to this Agreement that complies with the law, regulation, or policy, or which minimizes the possibility of such penalties, sanctions or unenforceability, and that approximates as closely as possible the economic position of the parties prior to the change. If the parties are unable to reach a new agreement within a reasonable time, then either party may submit the issue to arbitration pursuant to Section 3.3 for the purpose of reaching an alternative arrangement that is equitable under the circumstances.

5.3           Effects of Termination. Upon termination of this Agreement, as provided in this Article V, neither party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination, including, without limitation, payment of the Service Fee relating to services provided prior to the termination of this Agreement, (ii) obligations, promises, or covenants set forth herein that are expressly made to extend beyond the Term, including, without limitation, insurance, indemnities and non-competition provisions, which provisions shall survive the expiration or termination of this Agreement. In effectuating the provisions of this Section 5.3, the PC specifically acknowledges and agrees that if this Agreement terminates pursuant to Sections 5.2(b) or (d), MANAGEMENT SERVICES shall continue for a period not to exceed ninety (90) days to collect and receive on behalf of the PC on an exclusive basis all cash collections from accounts receivable in existence at the time this Agreement is terminated, it being understood that (a) such cash collections may be used to compensate MANAGEMENT SERVICES for services rendered prior to the termination of this Agreement, (b) MANAGEMENT SERVICES shall not be entitled to collect accounts receivable after the termination date of this Agreement is terminated pursuant to Section 5.2(a), and (c) the MANAGEMENT SERVICES shall deduct for such cash collections any other amounts owed to MANAGEMENT SERVICES under this Agreement, including, without limitation, any reasonable costs incurred by MANAGEMENT SERVICES in carrying out the post-termination procedures and transactions contemplated herein. MANAGEMENT SERVICES shall remit remaining amounts from such collection activities, if any, to the PC. Upon the expiration or termination of this Agreement for any reason or cause whatsoever, MANAGEMENT SERVICES shall surrender to the PC all books and records pertaining to the PC’s Patient medical records and PC Records (as defined in Section 7.2).

VI. RESTRICTIVE COVENANTS

6.1.          Covenant Regarding Proprietary Information. In the course of the relationship created pursuant to this Agreement, the PC will have access to certain methods, trade secrets, processes, ideas, systems, procedures, inventions, discoveries, concepts, software in various stages of development, designs, drawings, specifications, models, data, documents, diagrams, flow charts, research, economic and financial analysis, developments, procedures, know-how, policy manuals, financial data, form contracts, marketing ad other techniques, plans, materials, forms, copyrightable materials and trade information regarding the operations of MANAGEMENT SERVICES and/or of its Affiliates (collectively, the “Protected Parties”). The foregoing, together with the existence and terms of this Agreement, are referred to in this Agreement as “Proprietary Information”. The PC shall maintain all such Proprietary Information in strict secrecy and shall not divulge such information to any third parties, except as may be necessary for the discharge of its obligations under this Agreement. The PC shall take all necessary and proper precautions against disclosure of any Proprietary Information to unauthorized persons by any of its officers, directors, employees or agents. All officers, directors, employees and agents of the PC who will have access to all or any part of the Proprietary Information may be required to execute an agreement, at the reasonable request of MANAGEMENT SERVICES, valid under the law of the jurisdiction in which such agreement is executed, and in a form acceptable to MANAGEMENT SERVICES and its counsel, committing themselves to maintain the Proprietary Information in strict confidence and not to disclose it to any unauthorized person or entity. The Protected Parties not party to this Agreement are hereby specifically made third party beneficiaries of this Section 6.1, with the power to enforce the provisions hereof. Upon termination of this Agreement for any reason, the PC and each of its Employed Providers and Contracting Providers shall cease all use of any of the Proprietary Information and, at the request of MANAGEMENT SERVICES, shall execute such documents as may be necessary to evidence the PC’s abandonment of any claim thereto. The parties recognize that a breach of this Section 6.1 cannot be adequately compensated in money damages and therefore agree that injunctive relief shall be available to the Protected Parties as their respective interests may appear.

The obligations of the PC under this Section 6.1 shall not apply to information: (i) which is a matter of public knowledge on or becomes a matter of public knowledge after the Effective Date of this Agreement, other than as a breach of the confidentiality terms of this Agreement or as a breach of the confidentiality terms of any other agreement between the PC and MANAGEMENT SERVICES or its Affiliates; or (ii) was lawfully obtained by the PC on a nonconfidential basis other than in the course of performance under this Agreement and from some entity other than MANAGEMENT SERVICES or its Affiliates or from some person other than one employed or engaged by MANAGEMENT SERVICES or its Affiliates, which entity or person has no obligation of confidentiality to MANAGEMENT SERVICES or its Affiliates.

6.2.          Covenants Not to Compete During the Term. The parties recognize that the services to be provided by MANAGEMENT SERVICES shall be feasible only if the PC operates an active medical practice to which the PC and Employed Providers devote full time and attention. To that end:

(a)           Restrictive Covenants by the PC. During the term of this Agreement, the PC shall not establish, operate or provide physician or other health care services at any medical office, clinic or other health care facility providing services substantially similar to those provided by the PC pursuant to this Agreement anywhere other than at the Offices and as may be approved in writing by MANAGEMENT SERVICES. The PC shall also not enter into any management or administrative services agreement or arrangement with any person or entity other than MANAGEMENT SERVICES without MANAGEMENT SERVICES’s prior written approval.

(b)           Restrictive Covenants by Employed Providers. All employment contracts between the PC and its Employed Providers shall name MANAGEMENT SERVICES as a third-party beneficiary to the contract and shall not be revised without the prior written consent of MANAGEMENT SERVICES. The contracts shall include noncompetition agreements with its Employed Providers who are physicians, the substance and form of which is set forth as Exhibit A hereto, and which the PC will enforce.

6.3.          Covenant Not to Compete Following Termination. For three (3) years following the termination of this Agreement by MANAGEMENT SERVICES pursuant to Section 5.2, the PC shall not enter into any management or administrative services agreement or any similar arrangement with any person or entity for the provision of the same or similar services as MANAGEMENT SERVICES provides to the PC under this Agreement.

6.4.          Covenant Not to Solicit. During the term of this Agreement and for three (3) years following the termination of this Agreement, the PC shall not:

(a)         Directly or indirectly solicit, recruit or hire, or induce any party to solicit, recruit or hire any person who is an employee of, or who has entered into an independent contractor arrangement with, MANAGEMENT SERVICES or any Affiliate of MANAGEMENT SERVICES (excluding any person who performs patient services);

(b)   Directly or indirectly, whether for itself or for any other person or entity, call upon, solicit, divert or take away, or attempt to solicit, call upon, divert or take away any of MANAGEMENT SERVICES’s customers, business, or clients; or

(c)         Disrupt, damage, impair or interfere with the business of MANAGEMENT SERVICES.

6.5.          Enforcement. MANAGEMENT SERVICES and the PC acknowledge and agree that since a remedy at law for any breach or attempted breach of the provisions of this Article VI or of Article VII shall be inadequate, either party shall be entitled to specific performance and injunctive or other equitable relief in case of any such breach or attempted breach, in addition to whatever other remedies may exist by law. All parties hereto also waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any provision of Article VI or Article VII relating to the restrictive period, scope of activity restricted and/or other provisions described therein shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activity restricted or geographical area such court deems reasonable and enforceable under applicable law, the time period, scope of activity restricted and/or area of restriction held reasonable and enforceable by the court shall thereafter be the restrictive period, scope of activity restricted and/or the territory applicable to the restrictive covenant provisions in this Article VI or Article VII. The invalidity or non-enforceability of this Article VI or Article VII in any respect shall not affect the validity or enforceability of the remainder of this Article VI or Article VII or of any other provisions of this Agreement.

VII. INFORMATION AND RECORDS

7.1.          Ownership of Records. At all times during and after the term of this Agreement, including any extensions or renewals hereof, all business records, including but not limited to, business agreements, books of account, general administrative records and all information generated under or contained in the management information system pertaining to MANAGEMENT SERVICES’s obligations hereunder, and other business information of any kind or nature, except for Patient medical records and the PC’s Records (as defined in Section 7.2), shall be and remain the sole property of MANAGEMENT SERVICES; provided that after termination of this Agreement the PC shall be entitled to reasonable access to such records and information, including the right to obtain copies thereof, for any purpose related to patient care or the defense of any claim relating to patient care or the business of MANAGEMENT SERVICES or the PC.

7.2.          The PC’s Business and Financial Records. At all times during and after the term of this Agreement, the financial, corporate and personnel records and information relating exclusively to the business and activities of the PC, as distinguished from the business and activity of MANAGEMENT SERVICES, hereinafter referred to as “the PC’s Records,” shall be and remain the sole property of the PC.

7.3.          Access to Records. Each party shall be entitled, upon request and with reasonable advance notice, to obtain access to all records of the other party directly related to the performance of such party’s obligations pursuant to this Agreement; provided, however, that such right shall not allow for access to records that must necessarily be kept confidential. Either party, at its expense, shall have the right to make copies of any records to which it has access pursuant to this Section.

7.4.          Confidentiality of Records. MANAGEMENT SERVICES and the PC shall adopt procedures for maintaining the confidentiality of the records relating to the operations of MANAGEMENT SERVICES and the PC which do not constitute Proprietary Information, which information is not otherwise available to third parties publicly or by law, and shall comply with all applicable federal and state statutes and regulations relating to such records. Patient medical records and other privileged Patient information shall not be disclosed or utilized by the PC or MANAGEMENT SERVICES or their agents or employees except as required or permitted by applicable laws and regulations.

VIII. MISCELLANEOUS

8.1.          Independent Contractor Status of Parties. In the performance of the work, duties and obligations under this Agreement, it is mutually understood and agreed that each party is at all times acting and performing as an independent contractor with respect to the other and that no relationship of partnership joint venture or employment is created by this Agreement. Neither party, nor any other person performing services on behalf of such party pursuant to this Agreement, shall have any right or claim against the other party for Social Security benefits, workers’ compensation benefits, disability benefits, unemployment insurance benefits, health benefits, vacation pay, sick leave or any other employee benefits of any kind.

8.2.          No Waiver. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.

8.3.          Notices. If, at any time after the execution of this Agreement, it shall become necessary or convenient for one of the parties to serve any notice, demand or communication upon the other party, such notice, demand, or communication shall be in writing and shall be served personally, by nationally recognized overnight courier which provides confirmation of delivery, or by depositing the same in the United States mail, registered or certified, return receipt requested, postage prepaid and to such address as either party may have furnished to the other party in writing as the place for the service of notice. Any notice so mailed shall be deemed to have been given three (3) days after the same has been deposited in the United States mall; when delivered if the same has been given personally; or the next business day if the same has been delivered to a nationally recognized overnight courier service.

8.4.          Assignment. Neither party may sell, transfer, assign, or otherwise convey its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, MANAGEMENT SERVICES shall have the right to (a) assign its rights and/or delegate all or any of its obligations to any of its Affiliates; and/or (b) subcontract some portion of its obligations hereunder to a third party which is not an Affiliate of MANAGEMENT SERVICES, in each case without the consent of the PC.

8.5.          Successors and Assigns. Subject to the provisions of this Agreement respecting assignment, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

8.6.          Severability. Nothing contained in this Agreement shall be construed to require the commission of an act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulation, the latter shall prevail. In such event, and in any case in which any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement, nor the availability of all remedies in law or equity to the parties with respect to such other provisions.

8.7.          Third Parties. Except as provided in Article VII, nothing in this Agreement shall be construed to create any duty to, any standard of care with reference to or any liability to anyone not a party to this Agreement.

8.8.          Headings. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

8.9.          Time of the Essence. Time is of the very essence of each and all of the agreements, covenants and conditions of this Agreement.

8.10.        Governing Law. This Agreement shall be deemed made, executed and entered into and shall be governed by and construed in accordance with the internal laws of the State of California.

8.11.        Language Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

8.12.        Indemnification. The PC shall indemnify, hold harmless and defend MANAGEMENT SERVICES, its officers, directors, shareholders, employees, agents and independent contractors (the “MANAGEMENT SERVICES Group”) from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable attorneys’ fees and disbursements (a “MANAGEMENT SERVICES Loss”)), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by MANAGEMENT SERVICES and/or its partners, agents, employees and/or subcontractors (other than MANAGEMENT SERVICES) during the term hereof except with respect to any MANAGEMENT SERVICES Loss which is the result of any gross negligence or willful misconduct by a member of the MANAGEMENT SERVICES Group. MANAGEMENT SERVICES shall indemnify, hold harmless and defend the PC, its officers, directors, partners employees, agents and independent contractors (the “the PC Group”)

from and against any and all liabilities, losses, damages, claims, causes of action, and expenses (including reasonable judgment attorneys’ fees and disbursements) (a “the PC Loss”), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of any acts of omissions by MANAGEMENT SERVICES and/or its shareholders, agents, employees and/or subcontractors during the term hereof except with respect to any the PC Loss which is the result of any gross negligence or willful misconduct by a member of the PC Group.

8.13.        Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, between or among parties regarding the subject matter of this Agreement.

8.14.        Incorporation by Reference. All exhibits and other attachments to this Agreement are incorporated by reference into this Agreement by such reference.

8.15.        Amendments_Only  in Writing. This Agreement may not be amended or modified in any respect whatsoever, except by an instrument in writing signed by the parties hereto.

8.16.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by all of the parties hereto.

8.17.        Commercial Impracticability. No party to this Agreement shall be liable for any failure to perform its obligations hereunder where such failure results from any cause beyond that party’s reasonable control, including, for example, an act of God, labor disturbance such as a strike or walkout, war, riot, fire, storm, accident, government regulation or interference, or mechanical, electronic or communications failure.

8.18.        Election of Remedies. The respective rights of the parties to this Agreement shall be cumulative. Each party shall have all other rights and remedies consistent with this Agreement as law and equity may provide. No exercise by any party of one right or remedy shall be deemed to be an exclusive election of rights or remedies.

8.19.        Survival. The provisions of Articles III, IV, V, VI, VII and VIII shall survive any termination of this Agreement.

8.20.        Third Party Beneficiaries. Except with respect to Affiliates of MANAGEMENT SERVICES, nothing in this Agreement shall be construed to create any duty to, any standard of care with reference to, or any liability to any Person not a party to this Agreement. The Affiliates of MANAGEMENT SERVICES are intended third party beneficiaries of this Agreement.

8.21         Affiliate. An “Affiliate” of an entity means (i) any person or entity directly or indirectly controlled by such entity; (ii) any person or entity directly or indirectly controlling such entity; (iii) any subsidiary of such entity if the entity has a fifty percent (50%) or greater ownership interest in the subsidiary; or (iv) such entity’s parent entity if the parent has a fifty percent (50%) or greater ownership interest in the entity. For purposes of this Agreement, the PC is not an Affiliate of MANAGEMENT SERVICES.

IN WITNESS WHEREOF, MANAGEMENT SERVICES and the PC have caused this Agreement to be executed by their duly authorized respective officers as of the Effective Date.

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.
President

21st CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

By:	/s/ Michael J. Katin
Michael J. Katin
President

EXHIBIT A

NONCOMPETITION AGREEMENT

NON-COMPETITIVE AND RESTRICTIVE AGREEMENTS.

A.            During the term of this Agreement and any renewal period, Physician shall not undertake any professional service except as directed and authorized by [Employer] and shall not engage in any profession other than the rendition of the professional services as directed by [Employer].

B.            In the event of the termination of this Agreement for any reason, Physician agrees not to directly or indirectly engage in the practice of radiation therapy or oncology, or otherwise compete with [Employer], or any of its physician providers, by practicing as a radiation therapist or oncologist (i) at any hospital in which physician providers of [Employer] regularly admit patients, or (ii) within any county in which [Employer] or any of its Affiliates operate an Office for a period of two (2) years after the date of such actual termination of this Agreement. The purpose of this covenant is to protect [Employer] from the irreparable harm it will suffer if Physician competes with [Employer] after having been introduced to [Employer]’s personnel and patients and after learning special medical procedures used by [Employer]’s physician providers, [Employer]’s business procedures, office and practice policies, and the special and confidential professional procedures developed by [Employer].

C.            The parties agree that in the event of any breach or attempted breach of any of the covenants set out in section B (the “Covenant Not to Compete”), [Employer] will be entitled to equitable relief by way of injunction or otherwise, in addition to any remedy at law which may be available. The parties agree that any violation or threatened violation by Physician of the Covenant Not to Compete will cause [Employer] to suffer irreparable harm. The parties agree that [Employer]’s remedy of an injunction is not the exclusive remedy for breach of the Covenant Not to Compete and that a court may grant such additional relief as is reasonable.

D.            In the event Physician breaches the Covenant Not to Compete, in addition to the injunctive relief to which [Employer] shall be entitled under the law, Physician shall immediately repay to [Employer] any amounts paid by [Employer] pursuant to section 3.B hereof after the termination of this Agreement, and all severance or termination pay, if any, paid pursuant to this Agreement. [Employer] may offset against any amounts owed Physician pursuant to this Agreement any amounts Physician owes [Employer] pursuant to paragraph E below for breach of the Covenant Not to Compete.

E.             In addition to the injunctive relief to which [Employer] is entitled under the law and in addition to the payments provided for in paragraph D above and in order to compensate [Employer] for the damages it will incur in recruiting and compensating a replacement radiation oncologist and for the lost business it will suffer, in the event of a breach by Physician of the Covenant Not to Compete, Physician shall also pay to [Employer], as liquidated damages, a sum equal to a percentage of the gross billings of [Employer] for the twelve month period immediately preceding the termination of this Agreement. The percentage shall be that formed by dividing the number one by the number equal to the total number of physician providers of [Employer], including Physician, on the date of termination of this Agreement. The parties agree that, in the event of the breach by Physician of the Covenant Not to Compete, the actual amount of damages which would be incurred by [Employer] would be difficult to ascertain and prove, and that therefore the liquidated damages sum set forth herein would be reasonable and appropriate.

F.             In the event the Covenant Not to Compete shall be determined by a court of competent jurisdiction to be unenforceable by reason of its geographic or temporal restrictions being too great, or by reason that the range of activities covered is too great, or for any other reason, section B shall be interpreted to extend over the maximum geographic area, period of time, range of activities or other restrictions as to which it may be enforceable.

HIPAA BUSINESS ASSOCIATE ADDENDUM

This Addendum, dated as of August 1, 2003 (“Addendum”), supplements and is made a part of the Administrative Services Agreement (as defined below) by and between 21st Century Oncology of California, A Medical Corporation (“Covered Entity”) and California Radiation Therapy Management Services, Inc. (“Business Associate”).

WHEREAS, Covered Entity and Business Associate are parties to the Administrative Service Agreement pursuant to which Business Associate provides certain services to Covered Entity. In connection with Business Associate’s services, Business Associate creates or receives Protected Health Information from or on behalf of Covered Entity, which information is subject to protection under the Federal Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191 (“HIPAA”) and related regulations promulgated by the Secretary (“HIPAA Regulations”).

WHEREAS, in light of the foregoing and the requirements of the HIPAA Regulations, Business Associate and Covered Entity agree to be bound by the following terms and conditions:

1.             Definitions.

(a)           General. Terms used, but not otherwise defined, in this Addendum shall have the same meaning as those terms in the Privacy Rule.

(b)         Specific.

(i)              Individual. “Individual” shall have the same meaning as the term “individual” in 45 CFR 164.501 and shall include a person who qualifies as a personal representative in accordance with 45 CFR 164.502(g).

(ii)             Privacy Rule. “Privacy Rule” shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 CFR part 160 and part 164, subparts A and E.

(iii)            Protected Health Information. “Protected Health Information” shall have the same meaning as the term “protected health information” in 45 CFR 164.501, limited to the information created or received by Business Associate from or on behalf of Covered Entity.

(iv)            Required By Law. “Required by Law” shall have the same meaning as the term “required by law” in 45 CFR 164.501.

(v)             Secretary. “Secretary” shall mean the Secretary of the Department of Health and Human Services or his designee.

(vi)            Services Agreement. “Services Agreement” shall mean any present or future written agreements between Covered Entity and Business Associate under which Business

Associate provides services to Covered Entity which involve the use or disclosure of Protected Health Information.

2.             Obligations and Activities of Business Associate.

(a)           Use and Disclosure. Business Associate agrees to not use or disclose Protected Health Information other than as permitted or required by the Services Agreement or as Required By Law.

(b)           Appropriate Safeguards. Business Associate agrees to use appropriate safeguards to prevent use or disclosure of the Protected Health Information other than as provided for by the Services Agreement. Without limiting the generality of the foregoing, Business Associate agrees to protect the integrity and confidentiality of any Protected Health Information it electronically exchanges with Covered Entity.

(c)           Reporting. Business Associate agrees to report to Covered Entity any use or disclosure of the Protected Health Information not provided for by the Services Agreement of which it becomes aware.

(d)           Agents. Business Associate agrees to ensure that any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by Business Associate on behalf of Covered Entity agrees to the same restrictions and conditions that apply through this Addendum to Business Associate with respect to such information.

(e)           Access to Designated Record Sets. To the extent that Business Associate possesses or maintains Protected Health Information in a Designated Record Set, Business Associate agrees to provide access, at the request of Covered Entity, and in the time and manner reasonably requested by the Covered Entity, to Protected Health Information in a Designated Record Set, to Covered Entity or, as directed by Covered Entity, to an Individual in order to meet the requirements under 45 CFR 164.524.

(f)            Amendments to Designated Record Sets. To the extent that Business Associate possesses or maintains Protected Health Information in a Designated Record Set, Business Associate agrees to make any amendment(s) to Protected Health Information in a Designated Record Set that the Covered Entity directs or agrees to pursuant to 45 CFR 164.526 at the request of Covered Entity or an Individual, and in the time and manner reasonably requested by the Covered Entity.

(g)           Access to Books and Records. Business Associate agrees to make internal practices, books, and records, including policies and procedures and Protected Health Information, relating to the use and disclosure of Protected Health Information received from, or created or received by Business Associate on behalf of, Covered Entity available to the Secretary, in a time and manner designated by the Secretary, for purposes of the Secretary determining Covered Entity’s compliance with the Privacy Rule.

(h)           Accountings. Business Associate agrees to document such disclosures of Protected Health Information and information related to such disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR 164.528.

(i)            Requests for Accountings. Business Associate agrees to provide to Covered Entity or an Individual, in the time and manner reasonably requested by the Covered Entity, information collected in accordance with Section 2.h. of this Addendum, to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR 164.528.

3.             Permitted Uses and Disclosures by Business Associate.

(a)           Services Agreement. Except as otherwise limited in this Addendum, Business Associate may use or disclose Protected Health Information to perform functions, activities, or services for, or on behalf of, Covered Entity as specified in the Services Agreement, provided that such use or disclosure would not violate the Privacy Rule if done by Covered Entity or the minimum necessary policies and procedures of the Covered Entity.

(b)           Use for Administration of Business Associate. Except as otherwise limited in this Addendum, Business Associate may use Protected Health Information for the proper management and administration of the Business Associate or to carry out the legal responsibilities of the Business Associate.

(c)           Disclosure for Administration of Business Associate. Except as otherwise limited in this Addendum, Business Associate may disclose Protected Health Information for the proper management and administration of the Business Associate, provided that disclosures are Required by Law, or Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required by Law or for the purpose for which it was disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

4.             Obligations of Covered Entity.

(a)           Privacy Notice. Covered Entity shall notify Business Associate of any limitation(s) in its notice of privacy practices of Covered Entity in accordance with 45 CFR 164.520, to the extent that such limitation may affect Business Associate’s use or disclosure of Protected Health Information.

(b)           Changes of Permission of Individual. Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by an Individual to use or disclose Protected Health Information, to the extent that such changes may affect Business Associate’s use or disclosure of Protected Health Information.

(c)           Restrictions on Use or Disclosure. Covered Entity shall notify Business Associate of any restriction to the use or disclosure of Protected Health Information that Covered Entity has agreed to in accordance with 45 CFR 164.522, to the extent that such restriction may affect Business Associate’s use or disclosure of Protected Health Information.

5.             Permissible Requests by Covered Entity. Except as set forth in Section 3 of this Addendum, Covered Entity shall not request Business Associate to use or disclose Protected Health Information in any manner that would not be permissible under the Privacy Rule if done by Covered Entity.

6.             Term and Termination.

(a)           Term. This Addendum shall be effective as of the date of this Addendum, and shall terminate when all of the Protected Health Information provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy Protected Health Information, protections are extended to such information, in accordance with the termination provisions in this Section.

(b)           Termination for Cause. Upon Covered Entity’s knowledge of a material breach by Business Associate, Covered Entity shall either:

i.                Provide an opportunity for Business Associate to cure the breach or end the violation. If Business Associate does not cure the breach or end the violation within the time specified by Covered Entity, Covered Entity shall terminate: (A) this Addendum; and (B) all of the provisions of the Services Agreement that involve the use or disclosure of Protected Health Information;

ii.               Immediately terminate: (A) this Addendum; and (B) all of the provisions of the Services Agreement that involve the use or disclosure of Protected Health Information if Business Associate has breached a material term of this Addendum and cure is not possible; or

iii.              If neither termination nor cure are feasible, Covered Entity shall report the violation to the Secretary.

(c)           Effect of Termination.

i.              Except as provided in paragraph ii. of this Section 6.c., upon termination of this Addendum, for any reason, Business Associate shall return or destroy all Protected Health Information received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity. This provision shall apply to Protected Health Information that is in the possession of subcontractors or agents of Business Associate. Business Associate shall retain no copies of the Protected Health Information.

ii.             In the event that Business Associate determines that returning or destroying the Protected Health Information is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon mutual agreement of the parties that return or destruction of Protected Health Information is infeasible, Business Associate shall extend the protections of this Addendum to such Protected Health Information and limit further uses and disclosures of such Protected Health Information to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such Protected Health Information.

7.             Electronic Transaction Standards.

(a)               Compliance with HIPAA Standards. When providing its services and/or products, Business Associate shall comply with all applicable HIPAA standards and requirements (including, without limitation, those specified in 45 CFR Part 162) with respect to the transmission of health information in electronic form in connection with any transaction for which the Secretary has adopted a standard under HIPAA (“Covered Transactions”).

(b)              Agents and Subcontractors. Business Associate shall require all of its agents and subcontractors (if any) who assist Business Associate in providing its services and/or products to comply with all applicable requirements of HIPAA, including without limitation, compliance with 45 CFR Part 162.

8.             Miscellaneous.

(a)             Regulatory References. A reference in this Addendum to a section in the Privacy Rule means the section as in effect or as amended.

(b)             Amendment. The Parties agree to take such action as is necessary to amend the Services Agreement from time to time as is necessary for Covered Entity to comply with the requirements of the Privacy Rule and HIPAA.

(c)             Survival. The respective rights and obligations of Business Associate under Section 6.c. of this Addendum shall survive the termination of the Services Agreement.

(d)             Interpretation. Any ambiguity in this Addendum shall be resolved to permit Covered Entity to comply with the Privacy Rule.

(e)             Miscellaneous. The terms of this Addendum are hereby incorporated into the Services Agreement. Except as otherwise set forth in Section 8.d. of this Addendum, in the event of a conflict between the terms of this Addendum and the terms of the Services Agreement, the terms of this Addendum shall prevail. The terms of the Agreement which are not modified by this Addendum shall remain in full force and effect in accordance with the terms thereof. The Services Agreement together with this Addendum constitutes the entire agreement between the parties with respect to the subject matter contained herein. This Addendum may be executed in counterparts, each of which when taken together shall constitute one original.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date set forth above.

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ Daniel E. Dosoretz
Name: Daniel E. Dosoretz, M.D.
Title: President

21ST CENTURY ONCOLOGY OF CALIFORNIA, A MEDICAL CORPORATION

By:	/s/ Michael J. Katin
Name: Michael J. Katin
Title: President